AS FILED WITH THE SEC ON ________________.             REGISTRATION NO. 33-25372


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 15


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (800) 437-4016
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036


                                   ----------


It is proposed that this filing will become effective (check appropriate space):

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

    [ ] on May 1, 1998 pursuant to paragraph (b) of Rule 485
           -----------
              (date)

    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

    [ ] on             pursuant to paragraph (a) of Rule 485
           -----------
              (date)

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

        1.              Cover Page

        2.              Cover Page

        3.              Not Applicable

        4.              Sale of the Contract and Sales Commissions

        5.              The Prudential Variable Appreciable Account

        6.              The Prudential Variable Appreciable Account

        7.              Not Applicable

        8.              Not Applicable

        9.              Litigation

       10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Charges and Expenses; How a Contract's
                        Cash Surrender Value Will Vary; How a Form A
                        Contract's Death Benefit Will Vary; How a Form B Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Lapse and Reinstatement; When Proceeds are Paid; Options on Lapse; Riders; Other General Contract Provisions; Voting Rights; Substitution of Series Fund Shares

       11. Brief Description of the Contract; The Prudential Variable Appreciable Account

       12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

       13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions; Reduction of Charges for Concurrent Sales to Several Individuals

       14. Brief Description of the Contract; Requirements for Issuance of a Contract

       15. Brief Description of the Contract; Allocation of Premiums; Transfers; The Fixed-Rate Option

       16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       17.              When Proceeds are Paid

       18.              The Prudential Variable Appreciable Account

       19.              Reports to Contract Owners

       20.              Not Applicable

       21.              Contract Loans

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

       22.              Not Applicable

       23.              Not Applicable

       24.              Other General Contract Provisions

       25.              The Prudential Insurance Company of America

       26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

       27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

       28. The Prudential Insurance Company of America; Directors and Officers

       29.              The Prudential Insurance Company of America

       30.              Not Applicable

       31.              Not Applicable

       32.              Not Applicable

       33.              Not Applicable

       34.              Not Applicable

       35.              The Prudential Insurance Company of America

       36.              Not Applicable

       37.              Not Applicable

       38.              Sale of the Contract and Sales Commissions

       39.              Sale of the Contract and Sales Commissions

       40.              Not Applicable

       41.              Sale of the Contract and Sales Commissions

       42.              Not Applicable

       43.              Not Applicable

       44.              Brief Description of the Contract; The Prudential
                        Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Form A Contract's Death Benefit Will Vary; How a Form B Contract's Death Benefit Will Vary

       45.              Not Applicable

       46. Brief Description of the Contract; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

       48.              Not Applicable

       49.              Not Applicable

       50.              Not Applicable

       51.              Not Applicable

       52.              Substitution of Series Fund Shares

       53.              Tax Treatment of Contract Benefits

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------

       54.              Not Applicable

       55.              Not Applicable

       56.              Not Applicable

       57.              Not Applicable

       58.              Not Applicable

       59. Financial Statements; Financial Statements of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                 CUSTOM VAL(SM)







                                                                PROSPECTUS




                                                            THE PRUDENTIAL
                                                      VARIABLE APPRECIABLE
                                                                   ACCOUNT




                                                               MAY 1, 1998





                               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PROSPECTUS


MAY 1, 1998


THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT


CUSTOM VAL(sm)

LIFE

INSURANCE CONTRACTS


This prospectus describes two forms of a variable life insurance contract offered by The Prudential Insurance Company of America ("Prudential") under the name Custom VAL(sm) (the "Contract").* As of December 14, 1992, these Contracts are no longer available for sale. These Contracts provide lifetime insurance protection as long as certain minimum scheduled premiums are paid or are provided for by favorable investment experience. Purchasers have considerable flexibility as to when and in what amount they pay premiums.

One form of the Contract provides a death benefit that generally remains fixed in the amount initially selected. A second form provides a death benefit that may vary daily with the investment performance of one or more of several investment options selected by the Contract owner. Under both forms, the death benefit will not be less than a guaranteed minimum amount (generally the face amount stated in the Contract). Both forms of the Contract have cash surrender values which increase with the payment of each premium and which vary in amount to reflect the investment results of the investment options selected by the owner. The cash surrender value also decreases to reflect charges made by Prudential. There is no guaranteed minimum cash surrender value.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of fifteen current subaccounts of The Prudential Variable Appreciable Account (the "Account"). They can be allocated to a FIXED-RATE OPTION. Or, they can be invested in The Prudential Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT") which is described in a prospectus that is attached to this one. If one or more of the subaccounts is chosen, the assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives of and the risks of investing in the fifteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, two ZERO COUPON BOND PORTFOLIOS with different liquidation dates-- 2000 and 2005, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Prudential in its sole discretion but never less than 4%. This prospectus describes the Contracts generally and The Prudential Variable Appreciable Account.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. IT IS ALSO ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 437-4016


*VAL is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS........................  1

BRIEF DESCRIPTION OF THE CONTRACT...........................................  2

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
  APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
  AVAILABLE UNDER THE CONTRACT..............................................  4
  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA...............................  4
  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT...............................  4
  THE PRUDENTIAL SERIES FUND, INC...........................................  5
  THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT....................  5

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................  6
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT...................................  6
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"..............................  6
  CONTRACT FORMS............................................................  6
  PREMIUMS .................................................................  7
  CONTRACT DATE.............................................................  8
  ALLOCATION OF PREMIUMS....................................................  8
  TRANSFERS.................................................................  9
  CHARGES AND EXPENSES...................................................... 10
  REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS.......... 13
  HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY........................... 13
  HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY........................... 13
  HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY........................... 14
  FLEXIBILITY AS TO PAYMENT OF PREMIUMS..................................... 14
  PARTICIPATION IN DIVISIBLE SURPLUS........................................ 15
  SURRENDER OF A CONTRACT................................................... 15
  WITHDRAWAL OF EXCESS CASH SURRENDER VALUE................................. 15
  INCREASES IN FACE AMOUNT.................................................. 16
  DECREASES IN FACE AMOUNT.................................................. 17
  WHEN PROCEEDS ARE PAID.................................................... 17
  LIVING NEEDS BENEFIT...................................................... 18
  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
    ACCUMULATED PREMIUMS.................................................... 18
  CONTRACT LOANS............................................................ 20
  SALE OF THE CONTRACT AND SALES COMMISSIONS................................ 21
  TAX TREATMENT OF CONTRACT BENEFITS........................................ 21
  WITHHOLDING............................................................... 22
  LAPSE AND REINSTATEMENT................................................... 23
  OPTIONS ON LAPSE.......................................................... 23
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS....... 24
  OTHER GENERAL CONTRACT PROVISIONS......................................... 24
  RIDERS   ................................................................. 25
  THE FIXED-RATE OPTION..................................................... 25
  VOTING RIGHTS............................................................. 25
  SUBSTITUTION OF SERIES FUND SHARES........................................ 26
  REPORTS TO CONTRACT OWNERS................................................ 26
  STATE REGULATION.......................................................... 26
  EXPERTS  ................................................................. 26
  LITIGATION................................................................ 27
  YEAR 2000 COMPLIANCE...................................................... 27
  ADDITIONAL INFORMATION.................................................... 28
  FINANCIAL STATEMENTS...................................................... 28

DIRECTORS AND OFFICERS OF PRUDENTIAL........................................ 29

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT......... A1


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
   OF AMERICA AND SUBSIDIARIES.............................................. B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                    DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                   PROSPECTUS


ATTAINED AGE--The insured's age on the    These assumptions include mortality
Contract date plus the number of years    charges based on the 1980 CSO Table,
since then.                               an assumed annual net rate of return
                                          of 5% per year, and deduction of the
CASH SURRENDER VALUE--The amount          fees and charges specified in the
payable to the Contract owner upon        Contract. For purposes of this
surrender of the Contract. It is equal    Contract, the guideline annual premium
to the Contract fund minus any            is used only in limiting sales
applicable contingent deferred sales      charges.
and administrative charges and any
Contract debt.                            ISSUE AGE--The insured's age as of the
                                          Contract date.
CONTRACT ANNIVERSARY--The same date as
the Contract date in each later year.     LOAN VALUE--The maximum amount that a
                                          Contract owner may borrow.
CONTRACT DATE--The date the Contract
is issued, as specified in the            MONTHLY DATE--The Contract date and
Contract.                                 the same date in each subsequent
                                          month.
CONTRACT DEBT--The principal amount of
all outstanding loans plus any            PRIMARY PREMIUM--The scheduled premium
interest accrued thereon.                 that a Contract owner would pay if
                                          premiums were paid annually minus the
CONTRACT FUND--The total amount           charge for taxes attributable to
credited to a specific Contract. On       premiums, $38 and any extra premiums
any date it is equal to the sum of the    for riders or substandard risks.
amounts in all the subaccounts or
other variable investment options, the    SUBACCOUNT--An investment division of
amount invested under the fixed-rate      the Account, the assets of which are
option, and the principal amount of       invested in the shares of the
any Contract loan plus interest           corresponding portfolio of the Series
credited on that amount.                  Fund.

CONTRACT OWNER--The person who            TABULAR CONTRACT FUND VALUE--The
purchases the Contract and is entitled    tabular Contract fund value for each
to exercise the rights described          Contract year is an amount that is
therein.                                  slightly less than the Contract fund
                                          value that would result as of the end
CONTRACT YEAR--A year that starts on      of such year if only scheduled
the Contract date or on a Contract        premiums were paid when due, the
anniversary.                              selected investment options earned a
                                          net return at a uniform rate of 4% per
DEATH BENEFIT--The amount payable to      year, full mortality charges based
the beneficiary upon the death of the     upon the 1980 CSO Table were deducted,
insured before the deduction of any       maximum sales load and expense charges
outstanding Contract debt.                were deducted, and there was no
                                          Contract debt.
FACE AMOUNT--The initial amount of
life insurance as shown on the cover      THE PRUDENTIAL SERIES FUND, INC. (THE
page of the Contract, or as shown in      "SERIES FUND")--A mutual fund with
revised cover pages of the Contract       separate portfolios, one or more of
following an increase or decrease in      which may be chosen as an underlying
face amount.                              investment for the Contract.

FIXED-RATE OPTION--An investment          THE PRUDENTIAL VARIABLE APPRECIABLE
option under which Prudential             ACCOUNT (THE "ACCOUNT")--A separate
guarantees that interest will be added    account of Prudential registered as a
to the amount deposited at a rate         unit investment trust under the
declared periodically in advance.         Investment Company Act of 1940.

GUARANTEED MINIMUM DEATH BENEFIT--The     THE PRUDENTIAL VARIABLE CONTRACT REAL
guaranteed minimum amount (generally      PROPERTY ACCOUNT (THE "REAL PROPERTY
the face amount) payable to the           ACCOUNT")--A separate account of
beneficiary upon the death of the         Prudential which invests, through a
insured, before the deduction of any      partnership, primarily in
outstanding Contract debt, if             income-producing real property.
scheduled premiums are paid on or
before the due date or during the         VALUATION PERIOD--The period of time
grace period. Withdrawals of excess       from one determination of the value of
cash surrender value may reduce the       the amount invested in a subaccount to
guaranteed minimum death benefit.         the next. Such determinations are made
                                          when the net asset values of the
GUIDELINE ANNUAL PREMIUM ("GAP")--The     portfolios of the Series Fund are
level annual premium payment necessary    calculated, which is generally at 4:15
to provide the future benefits under      p.m. New York City time on each day
the Contract through maturity, based      during which the New York Stock
on certain assumptions specified in an    Exchange is open.
SEC rule.

                        BRIEF DESCRIPTION OF THE CONTRACT

This variable life insurance contract (the "Contract") provides features that differ from those of other life insurance contracts offered by The Prudential Insurance Company of America ("Prudential") that may make it attractive to and suitable for certain purchasers. It is a variable contract, which means that the cash surrender value it provides and, in some cases, the amount payable upon the death of the insured, will depend upon the investment performance of the variable investment options selected by the Contract owner in which the amounts credited under the Contract are invested. The Contract sets forth an initial face amount of insurance and a schedule of premiums which, if paid when due or in advance, guarantees that at least that amount of insurance will be payable upon the death of the insured. As of December 14, 1992, these Contracts are no longer available for sale.

The Contract is available only to persons who choose an initial face amount of insurance of $200,000 or more and who wish to provide for a schedule of increasing premiums instead of a schedule of premiums that stays at the same or "level" amount, as they do under most "whole life" insurance Contracts. For Contracts that provide an initial face-amount of insurance of over $200,000, a purchaser has a choice, within specified limits, of what that increasing schedule of premiums will be. This choice should be made only after careful discussion with a Prudential representative. There are advantages to fixing the first year's premium at the low end of the permissible range, with succeeding premiums increasing more rapidly, over a choice of a higher initial premium with succeeding premiums still increasing, but more slowly. There are also disadvantages and both are discussed more fully in the body of this prospectus.

At the time the Contract is purchased, the Contract owner decides in which of the many available investment options the amounts held under the Contract-- derived from the payment of premiums and the earnings thereon--will be invested. The cash surrender value of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience. The cash surrender value of a Contract also reflects the imposition of the various Contract charges. The Contract owner may, from time to time, change the way in which future premiums will be allocated and transfer amounts already invested under the Contract among the various investment options.

The owner may choose either of the two Contract Forms. Under Contract Form A, the cash surrender value will vary with investment experience but the death benefit generally will not change, except under certain circumstances described later. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience, but the death benefit will never be less than the face amount regardless of investment experience. See HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY, page 13 and HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY, page 14. There is no minimum cash surrender value under either form of the Contract. Throughout this prospectus, unless specifically stated otherwise, all descriptions of and references to the "Contract" apply to both Form A and Form B Contracts. The owner of a Contract has the right under certain conditions to increase or decrease the face amount of insurance. In the case of an increase in face amount, one of the conditions is the provision of evidence of insurability satisfactory to Prudential. See INCREASES IN FACE AMOUNT, page 16 and DECREASES IN FACE AMOUNT, page 17.

If the scheduled premiums are paid by their due dates or within a 61-day grace period the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of scheduled premiums guarantees insurance protection at least equal to the face amount of the Contract. A Contract owner, however, is not required to adhere precisely to the schedule. The owner may, within very broad limits, pay greater than scheduled premiums and the net portion of such payments will promptly be invested in the manner previously selected by the owner. Cash surrender values will increase whenever premiums are paid. The failure to pay a scheduled premium, on the other hand, will not necessarily result in lapse of the Contract. If the net investment experience has been sufficiently favorable, with a consequent increase in the amount credited under the Contract, and the Contract owner then fails to pay a premium when due, Prudential will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in force. So long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay scheduled premiums. See LAPSE AND REINSTATEMENT, page 23.

The premium schedule, which will be set forth in the Contract, depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, the frequency with which premium payments are made and, for Contracts providing more than $200,000 of insurance, the initial premium selected by the purchaser. That initial premium, however, may not, in any event, be less than a minimum amount fixed by Prudential. The scheduled premiums will increase in each year until the Contract anniversary after the insured's 65th birthday, or, if later, 7 years from the date the Contract is issued, at which time the scheduled premium will increase more significantly and then will not change for the remainder of the insured's life. The actual amount that will be payable after that Contract anniversary may and often will, however, be lower than that maximum amount. See PREMIUMS, page 7.

There are circumstances, such as the payment of premiums substantially in excess of scheduled premiums, under which the Contract may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Contract owners are advised to consult a qualified tax advisor before taking steps that may affect whether the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

The owner of a Contract may choose to have the premiums (after deduction of an amount needed to pay taxes attributable to premiums, and a $2 administrative charge) invested in one or more of fifteen subaccounts of The Prudential Variable Appreciable Account (the "Account"). Each subaccount is invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government Securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the ZERO COUPON BOND PORTFOLIOS-- 2000 and 2005 are invested primarily in debt obligations of the United States Treasury and investment grade corporations that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 5.

The Contract owner may also choose to invest part of his or her net premiums in The Prudential Variable Contract Real Property Account ("Real Property Account"), which through a partnership invests primarily in income-producing real property. The investment objectives of the Real Property Account and the partnership are described briefly under THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 5.

Because the assets that relate to the Contract may be invested in these various investment options, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit insurance. The owner, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. Contract owners who prefer to avoid this risk may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount invested under that option. See THE FIXED-RATE OPTION, page 25.

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 10. In brief, and subject to that fuller description, the following charges may be made: (1) $2 is deducted from each premium payment to cover premium collection and processing costs; (2) a charge for taxes attributable to premiums is deducted from each premium payment; (3) each month, the Contract fund is reduced by an administrative charge of $6 per Contract plus $0.01 per $1,000 for face amounts exceeding $100,000; (4) each month, a sales charge is deducted from the Contract fund in the amount of 1/2 of 1% of the primary annual premium; Prudential now intends to make this charge only for the first 5 Contract years; in addition, a contingent deferred sales charge is assessed if the Contract lapses or is surrendered during the first 10 years; the charge is 25% of the primary premium for Contracts that terminate in the first year and it increases by 5% each year for 5 years after which it decreases uniformly until it becomes zero after the tenth year; (5) each month, the Contract fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance; (6) each month, a charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables; (7) a daily charge equivalent to an annual rate of up to 0.6% is deducted from the assets of the subaccounts for mortality and expense risks; (8) if the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary; (9) an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value; (10) an administrative processing charge of $15 may be made in connection with each decrease in face amount; (11) if the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders and a deduction will also be made if the rating class of the insured results in an extra charge; and (12) certain fees and expenses are deducted from the assets of the Series Fund and Real Property Account. Because of these charges, and in particular because of the significant charges deducted upon early surrender or lapse, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.


For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6.

This Summary provides only a brief overview of the more significant aspects of the Contract. Further detail is provided in the subsequent sections of this prospectus and in the Contract document. That document, together with the application attached to it, constitutes the entire agreement between the owner and Prudential and should be retained.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.


                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
                  AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                               UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.


THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets will be transferred to Prudential's general account.

Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. There are currently fifteen subaccounts within the Account, each of which invests in a single corresponding portfolio of The Prudential Series Fund, Inc. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 10.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

                  DETAILED INFORMATION FOR PROSPECTIVE CONTRACT
                                     OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of December 14, 1992, these Contracts are no longer available for sale. The minimum initial guaranteed death benefit that can be applied for is $200,000. The Contract may generally be issued on insureds between the ages of 20 and 79. Before issuing any Contract, Prudential requires evidence of insurability which will include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS

A purchaser may select either of two forms of the Contract. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, except in certain circumstances. See HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY, page 13. Favorable investment results of the variable investment options to which the assets related to the Contract are allocated and payment of greater than scheduled premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than scheduled premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under the Form A Contract. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13 and HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY, page 14. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Purchasers should select the Form that best meets their needs and objectives. Purchasers who prefer to have favorable investment results and the payment of greater than scheduled premiums emerge partly in the form of an increased death benefit and partly in the form of increased cash surrender values should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 13.

In choosing a Contract Form, purchasers should also consider whether they intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to an amount in excess of the initial face amount. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15.

PREMIUMS

Although Contract owners have the right to decide when to make premium payments and in what amounts (see FLEXIBILITY AS TO PAYMENT OF PREMIUMS, page 14), each Contract sets forth a premium schedule which, if paid, ensures that the Contract will not lapse.

The initial scheduled premium amount is payable on the Contract date (the date the Contract is issued, as noted in each individual Contract) and subsequent premiums, which will be in increasing amounts, are payable on each subsequent due date. These due dates will be annual, semi-annual, quarterly or monthly, as selected by the purchaser. Contract owners who pay premiums other than on a monthly basis will receive notice that a premium is due about 3 weeks before each due date. Contract owners who pay premiums monthly will receive each year a book with twelve coupons that will serve as a reminder. With Prudential's consent, an owner may change the frequency of premium payments.

As stated in the Summary, for Contracts with an initial face-amount of insurance of exactly $200,000, the Contract will set forth a schedule of premiums determined by Prudential. For Contracts with higher initial face amounts, each Contract owner may choose what the initial premium will be, as long as it is greater than a minimum amount that depends upon the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the selected frequency of premium payments. Your Prudential representative will inform you what that minimum amount is for any specified insured person. Subsequent scheduled premiums will be in increasing amounts (with the rate of increase dependent upon the amount of the initial premium--a lower initial premium results in a higher rate of increase in the amounts of subsequent premiums) until the Contract anniversary following the insured's 65th birthday, or the seventh anniversary if later, after which the amount of the scheduled premium will not change. The Contract will set forth the schedule of premiums chosen by the purchaser as well as the maximum scheduled premium amount (excluding the charge for taxes attributable to premiums) that will be due on and after that anniversary. This maximum amount will generally be significantly higher than the premium for the preceding year. However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been if only scheduled premiums had been paid, if maximum mortality and expense charges had been deducted, and if a uniform net rate of return of 4% had been earned by the selected investment options, Prudential will recompute the premium amount payable after that anniversary and the new premium can be expected to be less than the maximum premium amount stated in the Contract. The tables at pages T1 through T8 show what the maximum premium will be after age 65 and what the actual premium would be for certain hypothetical investment results and if lower than maximum charges are made, as is currently contemplated.

To illustrate the range of premium schedules available, the following table shows what the scheduled premiums might be for a 40 year old male in the preferred rating class. One column shows the result of choosing the lowest permissible initial premium; the second column shows what premium schedule would result if a relatively high initial premium were to be chosen.


         ----------------------------------------------------------
                       FACE AMOUNT OF INSURANCE--$300,000
                              ILLUSTRATIVE PREMIUMS
         ----------------------------------------------------------
           MALE AGE      |    EXAMPLE NO. 1     |     EXAMPLE NO. 2
         ----------------|----------------------|------------------
              40         |      $ 1,713.27      |       $ 2,472.45
              45         |      $ 1,941.84      |       $ 2,586.73
              50         |      $ 2,301.02      |       $ 2,766.33
              55         |      $ 2,962.24      |       $ 3,096.94
              60         |      $ 4,052.04      |       $ 3,641.84
              64         |      $ 5,515.31      |       $ 4,373.47
          65 and over    |      $16,980.61      |       $15,411.22
         ----------------------------------------------------------


Prudential designed this Contract in order to accommodate the needs of a class of persons who wish and are able to purchase a substantial amount of life insurance but whose current financial situations may vary considerably. Establishing a premium schedule with the lowest permissible initial premium is suitable only for those persons who can confidently predict that their incomes will increase as they grow older and that they will be able to pay the significantly larger scheduled premiums that result from the choice of a low initial premium. Although failure to pay scheduled premiums when due does not mean that the Contract will necessarily lapse, (see LAPSE AND REINSTATEMENT, page 23), Prudential does guarantee that the Contract will not lapse if the scheduled premiums are paid when due. The payment of lower premiums during the early years of a Contract means that there will be a smaller Contract fund credited to the Contract so that there is a reduced possibility that there will be an "excess amount" available to prevent the lapse of the Contract if a scheduled premium is not paid. The purchase of a

Contract and payment of premiums for several years followed by the lapse of the Contract because of the inability to pay the increased premiums would be imprudent and wasteful. A high price would have been paid and the purchaser would have received only a small part of the benefits available under the Contract.

If a Contract owner wishes, he or she may select a higher contemplated premium schedule than the premium schedule set forth in the Contract. Prudential will bill the owner for the chosen higher premiums. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits.


The payment of premiums substantially in excess of scheduled premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


Certain term riders on term policies issued by Prudential may provide for a conversion premium credit if the rider or policy is converted to a Prudential whole-life policy, including the Contracts described in this prospectus. If a Contract is purchased through exercise of such a conversion privilege, the first year's scheduled premium will be reduced by the amount of the premium credit. Prudential will add to first year scheduled premiums paid by the Contract owner the pro rata portion of the premium credit.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of the medical examination. If the first premium is not paid with the application, the Contract date will ordinarily be 2 or 3 days after the application is approved by Prudential so that it will coincide with or be shortly prior to the date on which the first premium is paid. Under certain circumstances, Prudential will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that may result in the use by Prudential of a lower issue age in determining the amount of the scheduled premium. Prudential will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made. See CHARGES AND EXPENSES, page 10.

ALLOCATION OF PREMIUMS

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium, and the first monthly deductions are made. See CHARGES AND EXPENSES, page 10. The remainder of the initial scheduled premium will be allocated on the Contract date among the subaccounts, the fixed-rate option or the Real Property Account according to the desired allocation specified in the application form. The invested portion of any part of the first premium in excess of the scheduled initial premium, as well as the invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. The $2 per payment charge and the charge for taxes attributable to premiums also apply to all subsequent premium payments; the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated by the Contract owner. Provided the Contract is not in default, Contract owners may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. Under this feature, premiums may be allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if $5,000 is designated, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance,

Contract owners may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if premiums are paid on an annual or semi-annual basis, and the Contract owner has already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

TRANSFERS

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 23), the owner may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract may do so by requesting a transfer of the entire amount held under the Contract to the fixed-rate option and by changing his or her allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. The Contract owner may transfer amounts by proper written notice to a Home Office, or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on policies that are assigned, see ASSIGNMENT, page 24, depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that it reasonably believes to be genuine. Prudential cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year.

Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

Prudential may, on a non-discriminatory basis, permit the owner of a Custom APPRECIABLE LIFE insurance policy issued by Prudential (a Custom APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Custom VAL Contract with the same Contract date, scheduled premiums, and Contract fund. No charge will be made for the exchange. There is no new "free look" right when a Custom APPRECIABLE LIFE contract owner elects to exchange his or her policy for a comparable Custom VAL Contract.

Although Prudential does not give tax advice, Prudential does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of a Custom APPRECIABLE LIFE contract for a Custom VAL Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986 as amended. It should be noted, however, that the exchange of a Custom APPRECIABLE LIFE contract for a Custom VAL Contract may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF

CONTRACT BENEFITS, page 21. A contract owner should consult with his or her tax advisor and Prudential representative before making an exchange.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


CHARGES AND EXPENSES

The total amount invested at any time under the Contract (the "Contract fund") consists of the sum of the amount credited to the subaccounts, the amount held in the Real Property Account, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See CONTRACT LOANS, page 20. Most charges, although not all, are made by reducing the Contract fund.

Every charge made by Prudential under the Contract is described below.


  1. A charge is deducted from each premium payment for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. The state premium tax rates generally range from 0.75% to 5% (but in some instances may exceed 5%). A charge, currently in the amount of 1.25% of premiums is deducted for the purpose of recovering a portion of Prudential's federal income tax burden that is determined solely by the amount of premiums received; this charge is not imposed on Contracts issued in connection with tax-qualified pension plans. Prudential believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1997, 1996 and 1995, Prudential received a total of approximately $197,000, $134,000 and $131,000, respectively, in charges for payment of premium taxes.

  2. There is an administrative charge of $2 deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, Contract owners who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. During 1997, 1996 and 1995, Prudential received a total of approximately $22,000, $38,000 and $29,000, respectively, in processing charges.

  3. On each Monthly date, the Contract fund is reduced by $6 per Contract plus $0.01 per $1,000 for face amounts exceeding $100,000, to compensate Prudential for administrative expenses incurred, among other things, in processing claims, paying cash surrender values and death benefits, making Contract changes, keeping records, and communicating with Contract owners. Prudential currently intends to cap this charge at $15. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Prudential received a total of approximately $76,000, $74,000 and $72,000, respectively, in monthly administrative charges. Prudential reserves the right to increase this charge to no greater than $3 plus $0.03 per $1,000 of face amount of insurance, but it will not be increased to any amount greater than actually needed to recover the expenses described above.


  4. There is a charge to compensate Prudential for the cost of selling the Contract. This cost includes sales commissions, advertising, and the printing of prospectuses and sales literature. This charge is called the "sales load" and consists of two parts: (1) a charge deducted monthly from the Contract fund, which Prudential currently intends to make only during the first 5 Contract years; and (2) a charge assessed upon lapse or surrender if that occurs during the first 10 Contract years.

      Subject to the limitations discussed below, on each Monthly date, Prudential reduces the Contract fund by an amount equal to 0.5% of the Contract's "primary annual premium," which is the gross annual scheduled premium that would be payable if the Contract owner had elected to pay premiums annually, reduced by the sum of the charges for taxes attributable to premiums and $38 as well as by any extra premiums for riders or because the insured is classified as high-risk. This deduction is made without regard to whether the Contract owner is paying premiums annually or more frequently. The deduction is lower for Contracts issued on insureds over 60 years of age. Prudential does not intend to make this monthly charge after the Contract has been in force for 5 years, but it reserves the right to do so.

      The second part of the sales load is made only if the Contract lapses or is surrendered during the first 10 Contract years, or if a withdrawal is made under a Form A Contract during that 10-year period. Moreover, this charge will be reduced for Contracts that are in force for more than 5 years. For this reason this charge is sometimes described as a "contingent deferred sales load" and its amount is determined as follows. Every Contract has associated with it a Guideline Annual Premium ("GAP"). That is an amount, generally significantly larger than the initial annual scheduled premium for the Contract, which is determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC"). The maximum aggregate sales load that Prudential will charge (that is, the sum of the first part of the charge, the monthly sales load deduction, and the second part, the sales charge payable upon surrender or lapse) will not be more than 30% of the premiums actually paid until those premiums total one guideline annual premium, plus no more than 9% of the next premiums paid until total premiums are equal to five guideline annual premiums. During 1997, 1996 and 1995, Prudential received a total of approximately $512,000, $560,000 and $564,000, respectively, in sales load charges.

  5. On each Monthly date, the Contract fund is reduced by a charge of not more than $0.01 per $1,000 of face amount of insurance to compensate Prudential for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as scheduled premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Prudential received a total of approximately $67,000, $66,000 and $40,000, respectively, for this risk charge.


  6. Prudential deducts a mortality charge from the Contract fund on each Monthly date. When an insured dies, the amount paid to the beneficiary is larger than the Contract fund, significantly larger if the insured dies in the early years of a Contract. The mortality charges are designed to enable Prudential to pay this larger death benefit. The charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract fund) by a rate based upon the insured's sex (except where unisex rates apply) and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Prudential may charge is based upon the non-smoker/smoker 1980 CSO Tables. However, Prudential has determined that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated death benefits for insureds of particular ages and is now making a lower mortality charge for such persons. Prudential reserves the right to charge full mortality charges that are no higher than those based on the 1980 CSO Tables described above. Persons who are in a substandard risk classification will be assessed an additional charge. The current lower mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See OPTIONS ON LAPSE, page 23.


  7. A charge is made to compensate Prudential for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options"), a percentage of those assets equivalent to an effective annual rate of up to 0.6%. Prudential has reserved the right, however, to increase this charge to 0.9%. The mortality risk assumed is that insureds may live for a shorter period of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. Should either of these developments occur, Prudential has guaranteed that the death benefits and cash surrender values promised by the Contract will not be reduced. During 1997, 1996 and 1995, Prudential received a total of approximately $18,259,000, $14,468,000 and $11,516,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

  8. There is an administrative charge to compensate Prudential for expenses incurred in connection with the issuance of the Contract, other than sales expenses. This charge is equal to $5 for each $1,000 of face amount of insurance. This charge is made to cover the costs of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing records relating to the Contract. However, this charge will not be made unless the Contract lapses or is surrendered within the first 10 Contract years. In addition, the charge will be reduced for Contracts that lapse or are surrendered before the Contract's tenth anniversary but after the fifth anniversary, declining daily at a constant rate so that the charge disappears on the tenth anniversary. During 1997, 1996 and 1995, Prudential received a total of approximately $44,000, $47,000 and $35,000, respectively, from surrendered or lapsed Contracts. Prudential does not expect to make a profit on this charge.


      The charge made upon lapse or surrender during the first 10 Contract years may, under certain circumstances, be less than the sum of the charge described above and the second part of the sales load described in item 4. The Contract sets forth the maximum surrender charges that will be made during the first 10 Contract years and that maximum will control if it is less than the sum of those two charges.

  9. An administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value of a Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15. Prudential currently waives this charge if the withdrawal is used to pay premiums on an automatic basis but reserves the right to make this charge even in that situation.

 10. An administrative processing charge of $15 may be made in connection with each decrease in face amount. See DECREASES IN FACE AMOUNT, page 17. This charge and the charge in item 9 are intended to recover only the actual cost of processing these transactions.

 11. If the Contract includes riders, Prudential deducts any charges applicable to those riders from the Contract fund on each Monthly date. In addition, Prudential will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

 12. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


      The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:

      --------------------------------------------------------------------------
                                 |            |     OTHER      |     TOTAL
                                 | INVESTMENT |    EXPENSES    |    EXPENSES
                  PORTFOLIO      |  ADVISORY  | (AFTER EXPENSE | (AFTER EXPENSE
                                 |     FEE    | REIMBURSEMENT)*| REIMBURSEMENT)*
      ---------------------------|------------|----------------|----------------
      MONEY MARKET               |    0.40%   |      0.03%     |      0.43%
      DIVERSIFIED BOND           |    0.40%   |      0.03%     |      0.43%
      GOVERNMENT INCOME          |    0.40%   |      0.04%     |      0.44%
      ZERO COUPON BOND 2000      |    0.40%   |      0.00%*    |      0.40%*
      ZERO COUPON BOND 2005      |    0.40%   |      0.00%*    |      0.40%*
      CONSERVATIVE BALANCED      |    0.55%   |      0.01%     |      0.56%
      FLEXIBLE MANAGED           |    0.60%   |      0.02%     |      0.62%
      HIGH YIELD BOND            |    0.55%   |      0.02%     |      0.57%
      STOCK INDEX                |    0.35%   |      0.02%     |      0.37%
      EQUITY INCOME              |    0.40%   |      0.01%     |      0.41%
      EQUITY                     |    0.45%   |      0.01%     |      0.46%
      PRUDENTIAL JENNISON        |    0.60%   |      0.04%     |      0.64%
      SMALL CAPITALIZATION STOCK |    0.40%   |      0.10%     |      0.50%
      GLOBAL                     |    0.75%   |      0.10%     |      0.85%
      NATURAL RESOURCES          |    0.45%   |      0.09%     |      0.54%
      -------------------------------------------------------------------------

      * In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses incurred by certain portfolios. Prudential currently makes such adjustments to ensure that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment management fee; and: (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment management fee plus 0.1% of the average daily net assets of the portfolio. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.66% for the Zero Coupon Bond Portfolio 2000 and 0.74% for the Zero Coupon Bond Portfolio 2005 during 1997. No such adjustments were necessary for the High Yield Bond, Stock Index, Equity Income and Natural Resources Portfolios in 1997. Prudential intends to continue making these adjustments in the future, although it retains the right to stop doing so.


 13. Although the Account is registered as a unit investment trust, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Prudential. No charge is currently being made to the Account for company federal income taxes. Prudential will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any Company federal income taxes that would be attributable to the Account.

      Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Prudential that are attributable to the Account may result in a corresponding charge against the Account.

 14. The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

In several instances Prudential uses the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, Prudential reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

The Contract's cash surrender value on any date will be the Contract fund, defined under CHARGES AND EXPENSES on page 10, reduced by the deferred sales and administrative charges, if any, and by any Contract debt. The Contract fund value changes daily, reflecting increases or decreases in the value of the Series Fund portfolios in which the assets of the subaccount[s] have been invested, the performance of the Real Property Account if that option has been selected, interest credited on any amounts allocated to the fixed-rate option, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section. Upon request, Prudential will tell a Contract owner the cash surrender value of his or her Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay scheduled premiums when due.

The tables on pages T1 through T8 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts with typical premium schedules, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s]. The tables also show the maximum scheduled premium for the period following the anniversary after the insured's 65th birthday, for each illustrated Contract under each of the assumed investment returns.

HOW A FORM A CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to comply with the Internal Revenue Code.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance, reduced by any Contract debt. See CONTRACT LOANS, page
20. If the Contract is kept in force for several years and if investment performance is reasonably favorable, the Contract fund value may grow to the point where Prudential will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of (1) the guaranteed minimum death benefit; and (2) the Contract fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The following table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class shows, for insureds of several ages, how much the death benefit will be affected by a $1 change in the value of the Contract fund, at a time when the death benefit becomes greater than the guaranteed minimum.

------------------------------------      ------------------------------------
|          |         | INCREASE IN |      |          |         | INCREASE IN |
|          |         |  INSURANCE  |      |          |         |  INSURANCE  |
|   MALE   |   NET   |  AMOUNT PER |      |  FEMALE  |   NET   |  AMOUNT PER |
| ATTAINED | SINGLE | $1 INCREASE | | ATTAINED | SINGLE | $1 INCREASE | | AGE | PREMIUM | IN CONTRACT | | AGE | PREMIUM | IN CONTRACT |
|          |         |    FUND     |      |          |         |    FUND     |
|----------|---------|-------------|      |----------|---------|-------------|
|    25    | .17000  |   $ 5.88    |      |    25    | .15112  |   $ 6.62    |
|    35    | .23700  |   $ 4.22    |      |    35    | .21127  |   $ 4.73    |
|    55    | .45209  |   $ 2.21    |      |    55    | .40090  |   $ 2.49    |
|    65    | .59468  |   $ 1.68    |      |    65    | .53639  |   $ 1.86    |
------------------------------------      ------------------------------------


This means, for example, that if the Contract of a man who has reached the age of 55 has a Contract fund of $100,000, the death benefit will be $221,000, even though the original face amount was $200,000. Whenever the death benefit is determined in this way, Prudential reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last 5 years will generally be allowed.


HOW A FORM B CONTRACT'S DEATH BENEFIT WILL VARY

Under a Form B Contract, the death benefit, if premiums are paid when due or in advance, will never be less than the initial face amount but will also vary, immediately after it is issued, with the investment results of the selected investment options. Generally speaking, a net investment return of more than 4% will cause the death benefit to increase and a lower return will cause it to decrease, but not lower than the guaranteed minimum. More specifically, each Contract contains a table that sets forth a "tabular Contract fund value" as of the end of each of the first 20 years of the Contract. Tabular Contract fund values between Contract anniversaries are determined by interpolation. The "tabular Contract fund value" for each Contract year is an amount that is slightly less than the Contract fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there were no Contract debt. The death benefit under a Form B Contract with no withdrawals will be equal to the face amount whenever the Contract fund is equal to or less than the tabular Contract fund value.

If, because investment results are greater than a net return of 4%, or greater than scheduled premiums are paid, or smaller than maximum charges are made (reflecting Prudential's current practice), the Contract fund value is greater than the tabular Contract fund value, then the death benefit will be the face amount plus the amount of the difference. If, because investment results are less favorable than a net return of 4%, the Contract fund value is less than the tabular Contract fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or by lower charges or additional payments that bring the Contract fund up to the tabular Contract fund level before subsequent favorable investment results or additional payments will increase the death benefit. The death benefit does reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 20.

As is the case under a Form A Contract, the Contract fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit by an even greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greatest of (1) the face amount plus the Contract fund minus the tabular Contract fund value; (2) the guaranteed minimum death benefit; and (3) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract fund and cash surrender value for a Form B Contract can be expected to be less than the Contract fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

FLEXIBILITY AS TO PAYMENT OF PREMIUMS

In addition to being able to establish the premium schedule under the Contract, the Contract owner enjoys considerable flexibility with respect to the payment of premiums. The owner may, if desired, pay greater than scheduled premiums. Conversely, payment of a scheduled premium need not be made if the Contract fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 23. In general, Prudential will accept any premium payment if the payment is at least $25. Prudential does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation. There may, however, be a disadvantage if substantial premium payments are made. The federal income tax laws, discussed more fully under TAX TREATMENT OF CONTRACT BENEFITS on page 21, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. This Contract will not be so classified if scheduled premiums are paid or, generally, even if additional premiums are paid that are not substantially higher. It is possible, however, to make premium payments that are high enough to cause the Contract to fall into that classification. A Contract owner should consult with his or her Prudential representative before making a large premium payment.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited with part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, Prudential does not expect to pay any dividends to Contract owners of the Contracts while they remain in force because it intends instead, if experience indicates that charges will be greater than needed to cover expenses, or if mortality experience turns out to be more favorable than expected, to distribute the portion of the divisible surplus attributable to the Contract by reducing the charges. No dividends will be paid, as such, but the Contract fund and cash surrender values will be increased. If a Contract is kept in force for a number of years, there may be a termination dividend added to the proceeds payable upon death or surrender.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value while the insured is living. In addition, a partial surrender may also be available. The Contract will set forth, in addition to the initial face amount of insurance, a minimum face amount to which the face amount may be reduced. That minimum face amount will depend upon the premium schedule selected initially by the Contract owner, but it will never be less than $200,000.

A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in force on the same terms as in the original Contract, except that the premium schedule, the cash surrender value and the guaranteed minimum death benefit will all be proportionately reduced based upon the reduction in the face amount of insurance. The Contract continued in force will be amended to show the new face-amount, premium schedule, tabular values, monthly charges and, if applicable, the new deferred sales and administrative charges.

To surrender a Contract in whole or in part, the owner must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (which will take into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract fund after withdrawal must not be less than the tabular Contract fund value and, if there is any Contract debt outstanding, the requested withdrawal must not reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. An owner may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 or 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Under a Form A Contract, the face amount of insurance will be reduced, but not by more than the amount of the withdrawal. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than a minimum amount, which will be set forth in the Contract. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Before making any withdrawal which causes a decrease in face amount, a Contract owner should consult with his or her Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the tenth year, the Contract fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, new premium schedule, maximum surrender charges, tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract fund value are reduced by the amount of the withdrawal, and the death benefit is, accordingly, also reduced. Neither the guaranteed face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed upon a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

INCREASES IN FACE AMOUNT

Another attractive feature of this Contract is that an owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $100,000, while the minimum for a new Contract is $200,000; monthly fees are lower because only a single $6 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; and the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.

A Contract owner may elect to increase the face amount of his or her Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) the owner must ask for the increase in writing on an appropriate form; (2) the amount of the increase in face amount must be at least $100,000; (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential; (4) if Prudential requests, the owner must send in the Contract to be suitably endorsed; (5) the Contract must not be in default on the date the increase takes effect; (6) the owner must pay an appropriate premium at the time of the increase; (7) Prudential has the right to deny more than one increase in a Contract year; and (8) if Prudential has, between the Contract date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Prudential has the right to deny the increase.

Upon an increase in face amount, Prudential will, after consulting with the Contract owner, establish a new premium schedule, and new tabular values. Subsequent monthly deductions from the Contract fund will reflect the fact that the face amount has been increased. The Contract owner has a choice, limited only by applicable state law, as to whether these changes will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary the Contract owner selects for the recomputation. Prudential will tell the owner the amount of the required payment. It should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Therefore, before increasing the face amount, a Contract owner should consult with his or her Prudential representative.

Provided the increase is approved, the new insurance will take effect once the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company have been received.

For the purpose of determining the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated as if there were two separate Contracts, a "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for 5 years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, described under CHARGES AND EXPENSES on page 10, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and possible sales and administrative charges on a subsequent surrender or lapse, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6. The "free-look" right has to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased, or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, the owner will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. A Contract owner may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option.

Prudential will supply the Contract owner with pages which show the increased face amount, the effective date of the increase, and the items described two paragraphs above that have changed. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 24) will run from the effective date of the increase.

DECREASES IN FACE AMOUNT

As explained earlier, a Contract owner may effect a partial surrender of a Contract, (see SURRENDER OF A CONTRACT, page 15), or a partial withdrawal of excess cash surrender value, (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 15). A Contract owner also has the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of his or her Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract fund value, however, will be reduced by a proportionate part of any sales and administrative charges that would be payable if the Contract had been surrendered, that is, if this withdrawal is made before the Contract's tenth anniversary or, if the face amount had previously been increased, before the tenth anniversary after that increase. The premium schedule for the Contract will also be revised and reduced. The Contracts of owners who exercise the right to reduce the face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges and, if applicable, the remaining deferred sales and administrative charges.

No decreases in face amount will be permitted in the first Contract year. The minimum permissible decrease is $10,000. The minimum amount to which the face amount may be decreased is set forth in the Contract and it may be possible in some cases, after discussion with a Home Office, to reduce the face amount even further. If such a decrease is made, the new premium schedule and tabular values will not be reduced in the same proportion as that the reduced face amount bears to the initial face amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. Before requesting any decrease in face amount, a Contract owner should consult with his or her Prudential representative.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(sm) to their Contracts at issue. The benefit may vary state-by-state, and a Prudential representative should be consulted as to what extent the benefit is available in a particular state and on any particular Contract.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. It is assumed that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the Series Fund portfolios were at uniform, after tax, annual rates of 0%, 6%, and 12% and if exactly the premiums under differing premium schedules were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The tables also provide information about premiums payable on and after the anniversary following the insured's 65th birthday.

The death benefits and cash surrender values shown in the first four tables on pages T1 through T4 are approximately those likely to be provided under the Contract for the uniform hypothetical rates of return shown in these tables upon the assumption that Prudential continues to make the insurance and administrative charges that it is currently making. They also assume that termination dividends will be paid and that the Contract fund will reflect a reduction of charges Prudential currently applies to existing contracts and expects to apply to this Contract. See PARTICIPATION IN DIVISIBLE SURPLUS, page
15. However, there is no guarantee as to the amount, if any, of termination dividends that will be paid under a Contract. The death benefits and cash surrender values shown in the next four tables on pages T5 through T8 are calculated upon the assumption that the maximum mortality charges specified by the 1980 CSO Table and maximum expense charges will be made throughout the life of the Contract, and that no termination dividends are paid and no reduction of charges will be made.


The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return of the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. Rather than including a separate table for each portfolio, it is assumed that the investment management fee and other estimated Series Fund expenses total 0.51%. The 0.51% figure is based on an average of the current investment management fees of the fifteen available portfolios and an analysis of historical operating expenses other than investment management fees, taking into account applicable expense offsets described earlier in this prospectus. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.51%, will vary from year to year, and, for any particular Contract owner, will depend on how the Contract fund is allocated. In addition, the tables reflect the daily charge to the Account for assuming mortality and expense risks, which, is equivalent to an effective annual charge of 0.6% and on a maximum basis is 0.9%. The tables show in the headings both the gross and the corresponding net return. It is assumed that no charges for federal or state income taxes are made against the Account (other than "taxes attributable to premiums"). The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.


Upon request, Prudential will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply), and on the requested face amount and selected premium schedules. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.

                                                       ILLUSTRATIONS
                                                       -------------

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                               FORM A -- FIXED DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                          RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                                              PREMIUM OF $1,987.60 RISING TO
                                           $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $15,664.08(1)
                                             USING CURRENT CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.11% Net)  (4.89% Net)  (10.89% Net)  (-1.11% Net)  (4.89% Net)  (10.89% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,000    $  300,000      $      0     $      0    $        0
       2       $ 1,997      $  4,227        $300,000     $300,000    $  300,000      $    121     $    390    $      671
       3       $ 2,010      $  6,486        $300,000     $300,000    $  300,000      $  1,267     $  1,793    $    2,366
       4       $ 2,025      $  8,852        $300,000     $300,000    $  300,000      $  2,390     $  3,261    $    4,246
       5       $ 2,039      $ 11,327        $300,000     $300,000    $  300,000      $  3,489     $  4,792    $    6,328
       6       $ 2,058      $ 13,920        $300,000     $300,000    $  300,000      $  5,086     $  6,917    $    9,163
       7       $ 2,078      $ 16,637        $300,000     $300,000    $  300,000      $  6,826     $  9,285    $   12,426
       8       $ 2,098      $ 19,485        $300,000     $300,000    $  300,000      $  8,538     $ 11,729    $   15,974
       9       $ 2,121      $ 22,470        $300,000     $300,000    $  300,000      $ 10,224     $ 14,254    $   19,842
      10       $ 2,146      $ 25,600        $300,000     $300,000    $  300,000      $ 11,875     $ 16,858    $   24,056
      15       $ 2,311      $ 43,745        $300,000     $300,000    $  300,000      $ 16,698     $ 28,269    $   48,968
      20       $ 2,607      $ 67,124        $303,230     $303,230    $  303,230      $ 23,766     $ 46,060    $   96,151
      25       $ 3,107      $ 97,892        $306,458     $306,458    $  335,653      $ 30,941     $ 69,179    $  178,199
 30 (Age 65)   $ 3,983      $139,242        $306,450     $306,450    $  524,878      $ 33,778     $ 95,866    $  314,749
      35       $15,664      $257,645        $307,180     $307,180    $  787,498      $ 89,418     $164,027    $  528,152
      40       $15,664      $401,699        $307,870     $341,659    $1,182,784      $139,281     $253,843    $  873,676
      45       $15,664      $576,964        $308,476     $454,989    $1,787,846      $183,014     $364,556    $1,427,470

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $15,664.08. For a gross return of
     6%, the premium after age 65 will be $9,836.58. For a gross return of 12%, the premium after age 65 will be
     $1,987.60. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                            T1

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                             FORM B -- VARIABLE DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                          RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                                              PREMIUM OF $1,987.60 RISING TO
                                           $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $15,664.08(1)
                                             USING CURRENT CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.11% Net)  (4.89% Net)  (10.89% Net)  (-1.11% Net)  (4.89% Net)  (10.89% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,087     $300,181    $  300,276      $      0     $      0    $        0
       2       $ 1,997      $  4,227        $300,122     $300,391    $  300,671      $     19     $    288    $      568
       3       $ 2,010      $  6,486        $300,106     $300,632    $  301,203      $  1,063     $  1,588    $    2,159
       4       $ 2,025      $  8,852        $300,045     $300,912    $  301,894      $  2,184     $  3,052    $    4,033
       5       $ 2,039      $ 11,327        $300,000     $301,233    $  302,762      $  3,309     $  4,607    $    6,136
       6       $ 2,058      $ 13,920        $300,000     $301,677    $  303,911      $  5,075     $  6,896    $    9,130
       7       $ 2,078      $ 16,637        $300,000     $302,173    $  305,293      $  6,814     $  9,257    $   12,377
       8       $ 2,098      $ 19,485        $300,000     $302,728    $  306,939      $  8,524     $ 11,692    $   15,903
       9       $ 2,121      $ 22,470        $300,000     $303,343    $  308,879      $ 10,208     $ 14,206    $   19,742
      10       $ 2,146      $ 25,600        $300,000     $304,019    $  311,141      $ 11,859     $ 16,795    $   23,917
      15       $ 2,311      $ 43,745        $300,000     $308,380    $  328,645      $ 16,681     $ 28,058    $   48,323
      20       $ 2,607      $ 67,124        $303,230     $319,537    $  367,969      $ 23,878     $ 45,665    $   94,097
      25       $ 3,107      $ 97,892        $306,458     $337,608    $  441,143      $ 31,210     $ 68,148    $  171,683
 30 (Age 65)   $ 3,983      $139,242        $306,450     $362,506    $  570,038      $ 34,237     $ 92,506    $  300,038
      35       $15,664      $257,645        $310,925     $391,517    $  751,916      $ 89,528     $170,120    $  504,396
      40       $15,664      $401,699        $313,670     $441,120    $1,137,229      $138,415     $265,865    $  840,106
      45       $15,664      $576,964        $314,768     $519,060    $1,730,521      $179,854     $384,146    $1,381,755

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $15,664.08. For a gross return of
     6%, the premium after age 65 will be $12,679.27. For a gross return of 12%, the premium after age 65 will be
     $1,987.60. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                            T2

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                               FORM A -- FIXED DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                           RATE SCHEDULE WITH LOW INITIAL ANNUAL
                                              PREMIUM OF $1,371.58 RISING TO
                                           $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $17,226.87(1)
                                             USING CURRENT CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.11% Net)  (4.89% Net)  (10.89% Net)  (-1.11% Net)  (4.89% Net)  (10.89% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,000    $  300,000      $      0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,000    $  300,000      $      0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,000    $  300,000      $      0     $     70      $    421
       4       $ 1,446      $  6,205        $300,000     $300,000    $  300,000      $    399     $    927      $  1,528
       5       $ 1,475      $  7,987        $300,000     $300,000    $  300,000      $  1,043     $  1,831      $  2,763
       6       $ 1,512      $  9,879        $300,000     $300,000    $  300,000      $  2,044     $  3,149      $  4,509
       7       $ 1,551      $ 11,888        $300,000     $300,000    $  300,000      $  3,307     $  4,790      $  6,689
       8       $ 1,593      $ 14,020        $300,000     $300,000    $  300,000      $  4,565     $  6,489      $  9,054
       9       $ 1,638      $ 16,284        $300,000     $300,000    $  300,000      $  5,823     $  8,255      $ 11,631
      10       $ 1,688      $ 18,691        $300,000     $300,000    $  300,000      $  7,072     $ 10,083      $ 14,436
      15       $ 2,019      $ 33,270        $300,000     $300,000    $  300,000      $ 10,361     $ 17,447      $ 30,072
      20       $ 2,610      $ 53,615        $303,115     $303,115    $  303,115      $ 16,686     $ 30,629      $ 61,565
      25       $ 3,610      $ 83,017        $306,229     $306,229    $  306,229      $ 25,092     $ 49,857      $118,435
 30 (Age 65)   $ 5,363      $126,619        $306,225     $306,225    $  365,941      $ 32,661     $ 75,119      $220,141
      35       $16,105      $244,772        $306,995     $306,995    $  548,235      $ 90,549     $147,451      $368,348
      40       $16,105      $388,523        $307,724     $327,260    $  822,548      $142,936     $243,193      $608,176
      45       $16,105      $563,418        $308,363     $453,259    $1,242,285      $189,934     $363,154      $992,378

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $16,105.20. For a gross return of
     6%, the premium after age 65 will be $11,940.92. For a gross return of 12%, the premium after age 65 will be
     $1,371.58. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                            T3

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                             FORM B -- VARIABLE DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                           RATE SCHEDULE WITH LOW INITIAL ANNUAL
                                              PREMIUM OF $1,371.58 RISING TO
                                           $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $17,226.87(1)
                                             USING CURRENT CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.11% Net)  (4.89% Net)  (10.89% Net)  (-1.11% Net)  (4.89% Net)  (10.89% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,130     $300,190    $  300,250      $      0     $      0    $        0
       2       $ 1,390      $  2,929        $300,237     $300,404    $  300,578      $      0     $      0    $        0
       3       $ 1,417      $  4,520        $300,325     $300,647    $  300,997      $      0     $      0    $      275
       4       $ 1,446      $  6,205        $300,398     $300,925    $  301,523      $    157     $    684    $    1,282
       5       $ 1,475      $  7,987        $300,453     $301,238    $  302,165      $    799     $  1,584    $    2,511
       6       $ 1,512      $  9,879        $300,520     $301,619    $  302,971      $  2,033     $  3,132    $    4,484
       7       $ 1,551      $ 11,888        $300,574     $302,046    $  303,932      $  3,294     $  4,766    $    6,652
       8       $ 1,593      $ 14,020        $300,616     $302,525    $  305,068      $  4,549     $  6,458    $    9,001
       9       $ 1,638      $ 16,284        $300,647     $303,057    $  306,400      $  5,804     $  8,214    $   11,557
      10       $ 1,688      $ 18,691        $300,662     $303,641    $  307,945      $  7,050     $ 10,029    $   14,333
      15       $ 2,019      $ 33,270        $300,476     $307,423    $  319,769      $ 10,315     $ 17,262    $   29,608
      20       $ 2,610      $ 53,615        $303,618     $317,154    $  347,012      $ 16,682     $ 30,218    $   60,076
      25       $ 3,610      $ 83,017        $309,825     $333,512    $  398,421      $ 25,095     $ 48,782    $  113,691
 30 (Age 65)   $ 5,363      $126,619        $317,357     $356,784    $  489,874      $ 32,357     $ 71,784    $  204,874
      35       $16,634      $247,751        $325,018     $386,064    $  609,048      $ 91,321     $152,367    $  375,351
      40       $16,634      $395,127        $328,520     $436,671    $  895,091      $143,529     $251,680    $  661,633
      45       $16,634      $574,432        $330,298     $516,663    $1,409,821      $187,889     $374,254    $1,125,983

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $16,634.14. For a gross return of
     6%, the premium after age 65 will be $14,534.73. For a gross return of 12%, the premium after age 65 will be
     $7,448.10. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            T4

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                               FORM A -- FIXED DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                          RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                                              PREMIUM OF $1,987.60 RISING TO
                                           $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $15,664.08(1)
                                             USING MAXIMUM CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.41% Net)  (4.59% Net)  (10.59% Net)  (-1.41% Net)  (4.59% Net)  (10.59% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,000      $300,000       $     0     $      0      $      0
       2       $ 1,997      $  4,227        $300,000     $300,000      $300,000       $     0     $     31      $    291
       3       $ 2,010      $  6,486        $300,000     $300,000      $300,000       $   741     $  1,219      $  1,741
       4       $ 2,025      $  8,852        $300,000     $300,000      $300,000       $ 1,662     $  2,442      $  3,328
       5       $ 2,039      $ 11,327        $300,000     $300,000      $300,000       $ 2,542     $  3,697      $  5,065
       6       $ 2,058      $ 13,920        $300,000     $300,000      $300,000       $ 3,824     $  5,430      $  7,410
       7       $ 2,078      $ 16,637        $300,000     $300,000      $300,000       $ 5,231     $  7,363      $ 10,105
       8       $ 2,098      $ 19,485        $300,000     $300,000      $300,000       $ 6,589     $  9,325      $ 12,993
       9       $ 2,121      $ 22,470        $300,000     $300,000      $300,000       $ 7,901     $ 11,318      $ 16,099
      10       $ 2,146      $ 25,600        $300,000     $300,000      $300,000       $ 9,160     $ 13,338      $ 19,442
      15       $ 2,311      $ 43,745        $300,000     $300,000      $300,000       $11,789     $ 21,003      $ 37,849
      20       $ 2,607      $ 67,124        $300,000     $300,000      $300,000       $12,306     $ 28,704      $ 66,926
      25       $ 3,107      $ 97,892        $300,000     $300,000      $300,000       $ 9,246     $ 35,069      $113,879
 30 (Age 65)   $ 3,983      $139,242        $300,000     $300,000      $325,094       $    38     $ 37,575      $193,327
      35       $15,664      $257,645        $300,000     $300,000      $456,179       $31,789     $ 89,562      $304,563
      40       $15,664      $401,699        $300,000     $300,000      $636,805       $42,180     $145,461      $469,268
      45       $15,664      $576,964        $300,000     $300,000      $883,267       $12,246     $211,330      $704,379

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $15,664.08. For a gross return of
     6%, the premium after age 65 will be $14,921.17. For a gross return of 12%, the premium after age 65 will be
     $1,987.60. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            T5

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                             FORM B -- VARIABLE DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                          RATE SCHEDULE WITH HIGH INITIAL ANNUAL
                                              PREMIUM OF $1,987.60 RISING TO
                                           $3,983.46 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $15,664.08(1)
                                             USING MAXIMUM CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.41% Net)  (4.59% Net)  (10.59% Net)  (-1.41% Net)  (4.59% Net)  (10.59% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,988      $  2,067        $300,000     $300,012      $300,102       $     0     $      0      $      0
       2       $ 1,997      $  4,227        $300,000     $300,032      $300,291       $     0     $      0      $    188
       3       $ 2,010      $  6,486        $300,000     $300,058      $300,577       $   538     $  1,014      $  1,534
       4       $ 2,025      $  8,852        $300,000     $300,095      $300,977       $ 1,457     $  2,234      $  3,116
       5       $ 2,039      $ 11,327        $300,000     $300,140      $301,500       $ 2,364     $  3,514      $  4,874
       6       $ 2,058      $ 13,920        $300,000     $300,195      $302,162       $ 3,816     $  5,414      $  7,381
       7       $ 2,078      $ 16,637        $300,000     $300,259      $302,978       $ 5,223     $  7,343      $ 10,062
       8       $ 2,098      $ 19,485        $300,000     $300,336      $303,969       $ 6,581     $  9,300      $ 12,933
       9       $ 2,121      $ 22,470        $300,000     $300,424      $305,152       $ 7,893     $ 11,287      $ 16,015
      10       $ 2,146      $ 25,600        $300,000     $300,524      $306,549       $ 9,153     $ 13,300      $ 19,325
      15       $ 2,311      $ 43,745        $300,000     $301,230      $317,647       $11,783     $ 20,908      $ 37,325
      20       $ 2,607      $ 67,124        $300,000     $302,346      $338,765       $12,299     $ 28,474      $ 64,893
      25       $ 3,107      $ 97,892        $300,000     $303,960      $376,066       $ 9,240     $ 34,500      $106,606
 30 (Age 65)   $ 3,983      $139,242        $300,000     $306,139      $438,955       $    31     $ 36,139      $168,955
      35       $15,664      $257,645        $300,000     $308,899      $506,295       $31,782     $ 87,502      $284,898
      40       $15,664      $401,699        $300,000     $314,585      $639,951       $42,171     $139,330      $464,696
      45       $15,664      $576,964        $300,000     $324,254      $919,967       $12,234     $189,340      $733,646

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $15,664.08. For a gross return of
     6%, the premium after age 65 will be $15,337.20. For a gross return of 12%, the premium after age 65 will be
     $8,265.13. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            T6

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                               FORM A -- FIXED DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                           RATE SCHEDULE WITH LOW INITIAL ANNUAL
                                              PREMIUM OF $1,371.58 RISING TO
                                           $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $17,226.87(1)
                                             USING MAXIMUM CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.41% Net)  (4.59% Net)  (10.59% Net)  (-1.41% Net)  (4.59% Net)  (10.59% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,000      $300,000       $     0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,000      $300,000       $     0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,000      $300,000       $     0     $      0      $      0
       4       $ 1,446      $  6,205        $300,000     $300,000      $300,000       $     0     $     59      $    553
       5       $ 1,475      $  7,987        $300,000     $300,000      $300,000       $    42     $    674      $  1,428
       6       $ 1,512      $  9,879        $300,000     $300,000      $300,000       $   768     $  1,639      $  2,721
       7       $ 1,551      $ 11,888        $300,000     $300,000      $300,000       $ 1,737     $  2,885      $  4,372
       8       $ 1,593      $ 14,020        $300,000     $300,000      $300,000       $ 2,680     $  4,144      $  6,124
       9       $ 1,638      $ 16,284        $300,000     $300,000      $300,000       $ 3,600     $  5,422      $  7,992
      10       $ 1,688      $ 18,691        $300,000     $300,000      $300,000       $ 4,494     $  6,714      $  9,983
      15       $ 2,019      $ 33,270        $300,000     $300,000      $300,000       $ 5,746     $ 10,592      $ 19,530
      20       $ 2,610      $ 53,615        $300,000     $300,000      $300,000       $ 5,919     $ 14,529      $ 34,746
      25       $ 3,610      $ 83,017        $300,000     $300,000      $300,000       $ 4,281     $ 17,897      $ 59,608
 30 (Age 65)   $ 5,363      $126,619        $300,000     $300,000      $300,000       $     0     $ 19,591      $102,438
      35       $17,227      $251,090        $300,000     $300,000      $300,000       $38,807     $ 74,564      $194,082
      40       $17,227      $402,528        $300,000     $300,000      $464,288       $58,395     $133,443      $342,138
      45       $17,227      $586,776        $300,000     $300,000      $696,181       $43,083     $202,244      $555,183

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $17,226.87. For a gross return of
     6%, the premium after age 65 will be $16,776.60. For a gross return of 12%, the premium after age 65 will be
     $8,650.93. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            T7

                                            CUSTOM VAL LIFE INSURANCE CONTRACT
                                             FORM B -- VARIABLE DEATH BENEFIT
                                            MALE SELECT PREFERRED ISSUE AGE 35
                                             $300,000 GUARANTEED DEATH BENEFIT
                                           RATE SCHEDULE WITH LOW INITIAL ANNUAL
                                              PREMIUM OF $1,371.58 RISING TO
                                           $5,363.31 AT AGE 64, MAXIMUM PREMIUM
                                             AGE 65 AND LATER -- $17,226.87(1)
                                             USING MAXIMUM CONTRACTUAL CHARGES

                                                     Death Benefit (2)                    Cash Surrender Value (2)
                                          ---------------------------------------  ---------------------------------------
                                           Assuming Hypothetical Gross (and Net)    Assuming Hypothetical Gross (and Net)
                            Premiums            Annual Investment Return of              Annual Investment Return of
    End of               Accumulated at   ---------------------------------------  ---------------------------------------
    Policy     Annual     4% Interest       0% Gross     6% Gross     12% Gross      0% Gross     6% Gross     12% Gross
     Year      Premium    Per Year (1)    (-1.41% Net)  (4.59% Net)  (10.59% Net)  (-1.41% Net)  (4.59% Net)  (10.59% Net)
    ------     -------   --------------   ------------  -----------  ------------  ------------  -----------  ------------
       1       $ 1,372      $  1,426        $300,000     $300,008      $300,063       $     0     $      0      $      0
       2       $ 1,390      $  2,929        $300,000     $300,020      $300,172       $     0     $      0      $      0
       3       $ 1,417      $  4,520        $300,000     $300,036      $300,331       $     0     $      0      $      0
       4       $ 1,446      $  6,205        $300,000     $300,058      $300,550       $     0     $      0      $    309
       5       $ 1,475      $  7,987        $300,000     $300,084      $300,833       $     0     $    430      $  1,179
       6       $ 1,512      $  9,879        $300,000     $300,114      $301,188       $   762     $  1,627      $  2,701
       7       $ 1,551      $ 11,888        $300,000     $300,151      $301,625       $ 1,731     $  2,871      $  4,345
       8       $ 1,593      $ 14,020        $300,000     $300,194      $302,153       $ 2,673     $  4,127      $  6,086
       9       $ 1,638      $ 16,284        $300,000     $300,243      $302,782       $ 3,594     $  5,400      $  7,939
      10       $ 1,688      $ 18,691        $300,000     $300,299      $303,523       $ 4,488     $  6,687      $  9,911
      15       $ 2,019      $ 33,270        $300,000     $300,685      $309,385       $ 5,740     $ 10,524      $ 19,224
      20       $ 2,610      $ 53,615        $300,000     $301,299      $320,534       $ 5,913     $ 14,363      $ 33,598
      25       $ 3,610      $ 83,017        $300,000     $302,212      $340,303       $ 4,275     $ 17,482      $ 55,573
 30 (Age 65)   $ 5,363      $126,619        $300,000     $303,522      $373,866       $     0     $ 18,522      $ 88,866
      35       $17,227      $251,090        $300,000     $306,093      $416,229       $38,798     $ 72,396      $182,532
      40       $17,227      $402,528        $300,000     $311,699      $507,453       $58,384     $126,708      $322,462
      45       $17,227      $586,776        $300,000     $321,463      $679,268       $43,069     $179,054      $536,859

---------------

(1)  For a hypothetical gross investment return of 0%, the premium after age 65 will be $17,226.87. For a gross return of
     6%, the premium after age 65 will be $17,039.30. For a gross return of 12%, the premium after age 65 will be
     $13,293.69. The premiums accumulated in column 3 are those payable if the gross investment return is 0%. For an explanation of why the scheduled premium may significantly increase after age 65, see Premiums.

(2)  Assumes no Contract loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD
NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS
THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING
INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR
BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE SERIES FUND THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                            T8

CONTRACT LOANS

The owner may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to the sum of (1) 90% of an amount equal to the portion of the Contract fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on this Contract.

Under one of the loan provisions available under this Contract, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Alternatively, the Contract owner may elect a different loan provision available under the Contract under which the interest rate will vary from time to time. The Contract owner may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.


If an owner elects the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greater of (1) the "Published Monthly Average" for the calendar month ending 2 months before the calendar month of the Contract anniversary; or (2) 5%. And, it will never be greater than is permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. The Published Monthly Average in 1997 ranged from 7.03% to 7.99%.


Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify the Contract owner of its intent to terminate the Contract in 61 days, within which time the owner may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If the Contract owner fails to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 21 and LAPSE AND REINSTATEMENT, page 23.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account, the fixed-rate option and/or the Real Property Account, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount, the fixed-rate option, and the Real Property Account bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract fund. It will be credited with a rate of return of 4% if the loan is a fixed-rate loan (5.5%) and with a rate of return of 1% lower than the interest rate if it is a variable rate loan, rather than with the actual rate of return of the subaccount[s], fixed-rate option or Real Property Account.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Contract issued on a 35 year old male insured illustrated in the table on page T3 with a 12% gross investment return. Assume a $5,000 fixed-rate (5.5%) loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $13,720.90. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 10.89% net return for the designated subaccount[s] resulting from the 12% gross return in the underlying Series Fund.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 12% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Prudential expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under CHARGES AND EXPENSES, page 10.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in Sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under Section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Prudential believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under Section 101(a) of the Code.

However, Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under
Section 817(d) relating to the definition of a variable contract.

Prudential intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

  1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

      A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

      Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

      Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.


  2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Prudential representative.


      If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

      In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 per cent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

      Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.


OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.


In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under sections 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

LAPSE AND REINSTATEMENT

The Contract has an advantageous feature that is not typically found in similar types of life insurance contracts. If scheduled premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract fund has decreased to zero or less. Therefore, unlike most similar types of life insurance contracts that lapse when the cash surrender value decreases to zero even if premiums are paid, this Contract ensures that as long as scheduled premiums are paid, insurance protection remains in effect.

In fact, even if a scheduled premium is not paid, the Contract will remain in force as long as the Contract fund on any Monthly date is equal to or greater than the tabular Contract fund value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than scheduled premiums.

However, if a scheduled premium is not paid, and the Contract fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 21.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described below under OPTIONS ON LAPSE.

OPTIONS ON LAPSE

If a Contract lapses, some life insurance coverage may continue in effect, or the owner may choose to surrender the Contract for its cash surrender value.

1. FIXED EXTENDED TERM INSURANCE. With one exception, explained below, if the owner does not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default, the amount of insurance, the rating classification, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default, taking into account any Contract debt on that date. The amount will not change while the insurance stays in force. This benefit is known as fixed extended term insurance. The owner will be told in writing how long the insurance will be in effect. Fixed extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes will include a statement that fixed extended term insurance will not be provided. Under those Contracts, fixed reduced paid-up insurance (as described in item 2 below) will generally be the automatic option provided on lapse. However, if variable reduced paid-up insurance (as described in item 3 below) is available and the amount of that insurance is at least as great as the amount of fixed extended term insurance, then variable reduced paid-up insurance will be the automatic option provided on lapse.


2. FIXED REDUCED PAID-UP INSURANCE. The owner may choose to have insurance coverage provided for the lifetime of the insured. The insurance amount will generally be lower than what fixed extended term insurance would provide. This is known as fixed reduced paid-up insurance. The insurance amount will depend on the cash surrender value on the date of default, the rating classification, and the age and sex of the insured. The amount will not be less thereafter unless a loan is taken against the fixed reduced paid-up insurance. The amount may increase if any dividends are paid. Apart from the case described above in which fixed reduced paid-up insurance is the automatic benefit provided on lapse, the owner who wants fixed reduced paid-up insurance must ask for it in writing, in a form that meets Prudential's needs, within three months of the date of default. Prudential will, if asked, tell the owner what the amount of fixed reduced paid-up insurance will be. Fixed reduced paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be become a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

3. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default, the rating classification, and the age and sex (except where unisex rates apply) of the insured. This initial insurance amount will be the same as the amount of fixed reduced paid-up insurance that would have been provided had that option been selected. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See CONTRACT LOANS, page 20. It is possible for this Contract to become a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


Except for the case described above in which variable reduced paid-up insurance is the automatic option provided upon lapse, the owner who wants variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential's needs, within 3 months of the date of default. Variable reduced paid-up insurance will be available only if the initial amount of insurance would be at least $5,000 and the insured is not in one of the high risk rating classes for which Prudential does not offer fixed extended term insurance.

4. PAYMENT OF CASH SURRENDER VALUE. The owner can receive the cash surrender value by surrendering the Contract and making a proper written request. If Prudential receives the request after the grace period expires, the cash surrender value will be the net value of any fixed extended term insurance then in force, or the net value of any reduced paid-up insurance then in force (either fixed or variable), less any Contract debt. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in any states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Prudential will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Prudential will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 9). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 17).

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Contract owners also share with the owners of all Prudential Contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.


On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.


LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.

Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.

YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Prudential and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS


The consolidated financial statements of Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL


                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW - Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER - Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN - Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS - Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO - Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III - Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON - Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR. - Director since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER - Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY - Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL - Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN - Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ - Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER - Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI - Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON - Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH - Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D. - Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS - Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER - Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS - Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.


                        PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN - Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD - Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.

MICHELE S. DARLING - Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN - Executive Vice President Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER - Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON - Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

JOHN V. SCICUTELLA - Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD - Executive Vice President, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG - Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR. - Senior Vice President & Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ - Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE - Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE - Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT - Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

MARK R. FETTING - President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL - Senior Vice President and Chief Information Officer since 1993. Age 59.

JONATHAN M. GREENE - President, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON - President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON - Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN - Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. MCGUINNESS - Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS - Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER - President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE - Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI - President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

BRIAN M. STORMS - President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN - Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT - Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN - Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.


Prudential officers are elected annually.

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1997

                                                                                        SUBACCOUNTS
                                                      ---------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                         MARKET          BOND           EQUITY         MANAGED         BALANCED
                                                      -----------   --------------    ----------    ------------    -------------
ASSETS

  Investment in shares of The Prudential Series
   Fund, Inc. Portfolios at net asset value
   Note 3]........................................    $ 95,104,276   $ 128,910,758   $1,371,724,697 $1,347,792,874  $1,027,307,312
  Receivable from The Prudential Insurance Company
   of America [Note 2]............................               0         210,649        1,983,972      1,392,602       1,041,151
                                                      -------------  --------------  -------------- --------------- --------------
     Net Assets...................................    $ 95,104,276   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463
                                                      =============  ==============  ============== =============== ==============

NET ASSETS, representing:
  Equity of Contract owners.......................    $ 93,269,424   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463
  Equity of The Prudential Insurance Company of
   America........................................       1,834,852               0                0              0               0
                                                      -------------  --------------  -------------- --------------- --------------
                                                      $ 95,104,276   $ 129,121,407   $1,373,708,669 $1,349,185,476  $1,028,348,463



STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                        SUBACCOUNTS
                                                      ---------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                         MARKET          BOND           EQUITY         MANAGED         BALANCED
                                                      -----------   --------------    ----------    ------------    -------------

INVESTMENT INCOME
  Dividend distributions received.................    $  5,094,912   $   9,043,537   $   28,870,327  $  38,256,221    $ 45,612,319

EXPENSES
  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A]......         661,235         866,520        8,895,624      8,970,935       7,210,074

  Reimbursement for excess expenses [Note 5D].....               0               0                0              0               0
                                                      -------------  --------------  -------------- --------------- --------------


NET EXPENSES......................................         661,235         866,520        8,895,624      8,970,935       7,210,074
                                                      -------------  --------------  -------------- --------------- --------------

NET INVESTMENT INCOME (LOSS)......................       4,433,677       8,177,017       19,974,703     29,285,286      38,402,245
                                                      -------------  --------------  -------------- --------------- --------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received............               0       1,452,476       73,183,544    201,042,079     110,154,176
  Realized gain on shares redeemed
   [average cost basis]...........................               0         107,543        7,311,176      3,097,268       2,680,112
  Net change in unrealized gain (loss) on
  investments.....................................               0        (702,474)     158,043,072    (37,001,732)    (36,006,094)
                                                      -------------  --------------  -------------- --------------- --------------

NET GAIN (LOSS) ON INVESTMENTS....................               0         857,545      238,537,792    167,137,615      76,828,194
                                                      -------------  --------------  -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.......................    $  4,433,677   $   9,034,562   $  258,512,495  $ 196,422,901    $115,230,439
                                                      =============  ==============  ============== =============== ==============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A1


                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON         HIGH                                                                                            ZERO COUPON
     BOND            YIELD           STOCK           EQUITY          NATURAL                         GOVERNMENT         BOND
     2000            BOND            INDEX           INCOME         RESOURCES         GLOBAL           INCOME           2005
 -----------     -------------   -------------   --------------   --------------   -------------   --------------   -------------

$  19,851,827    $  91,667,936   $ 621,342,649   $  440,639,081   $  130,634,104   $ 108,510,148   $   74,232,937   $  23,208,325

       30,059                0         829,507          390,168           19,080               0           29,557          40,656
--------------   --------------  --------------  ---------------  ---------------  --------------  ---------------  --------------
$  19,881,886    $  91,667,936   $ 622,172,156   $  441,029,249   $  130,653,184   $ 108,510,148   $   74,262,494   $  23,248,981
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============


$  19,881,886    $  91,609,007   $ 622,172,156   $  441,029,249   $  130,653,184   $ 108,451,737   $   74,262,494   $  23,248,981

            0           58,929               0                0                0          58,411                0               0
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   -------------
$  19,881,886    $  91,667,936   $ 622,172,156   $  441,029,249   $  130,653,184   $  108,510,148  $   74,262,494   $  23,248,981
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============



                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON         HIGH                                                                                            ZERO COUPON
     BOND            YIELD           STOCK           EQUITY          NATURAL                         GOVERNMENT         BOND
     2000            BOND            INDEX           INCOME         RESOURCES         GLOBAL           INCOME           2005
 -----------     -------------   -------------   --------------   --------------   -------------   --------------   -------------

$   1,012,102    $   8,213,223   $    8,102,242   $   9,608,504    $     757,192    $   1,281,804   $   4,704,795    $   1,246,707



      141,029          618,514        3,790,129       2,532,105        1,079,034          686,676         515,147          152,442
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

      (53,201)               0                0               0                0                0               0          (73,169)

       87,828          618,514        3,790,129       2,532,105        1,079,034          686,676         515,147           79,273
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

      924,274        7,594,709        4,312,113       7,076,399         (321,842)         595,128       4,189,648        1,167,434
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------



      804,923                0       17,197,911      39,390,070       16,426,552        5,120,114               0          489,749

       46,554          311,580        6,786,808       3,982,449        1,240,093          309,311          44,975           71,812
     (497,282)       2,620,272      113,415,557      59,248,683      (35,487,893)        (917,843)      1,925,166          526,125
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------
      354,195        2,931,852      137,400,276     102,621,202      (17,821,248)       4,511,582       1,970,141        1,087,686
--------------   --------------  --------------  ---------------  ---------------  --------------  --------------   --------------

$   1,278,469    $  10,526,561   $ 141,712,389   $  109,697,601   $  (18,143,090)  $    5,106,710  $    6,159,789   $    2,255,120
==============   ==============  ==============  ===============  ===============  ==============  ===============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A2

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31,1997

                                                               SUBACCOUNTS
                                                      -----------------------------
                                                                         SMALL
                                                       PRUDENTIAL    CAPITALIZATION
                                                        JENNISON         STOCK
                                                      -----------    --------------
ASSETS
  Investment in shares of The Prudential Series
  Fund, Inc.
   Portfolios at net asset value [Note 3].........    $ 91,416,002   $  75,467,339
  Receivable from The Prudential Insurance Company
   of America [Note 2]............................          15,109               0
                                                      ------------   -------------
     Net Assets...................................    $ 91,431,111   $  75,467,339
                                                      ============   =============


NET ASSETS, representing:

  Equity of Contract owners.......................    $ 91,431,111   $  75,284,611
  Equity of The Prudential Insurance Company of
   America........................................               0         182,728
                                                      ------------   -------------
                                                      $ 91,431,111   $  75,467,339
                                                      ============   =============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                               SUBACCOUNTS
                                                      -----------------------------
                                                                         SMALL
                                                       PRUDENTIAL    CAPITALIZATION
                                                        JENNISON         STOCK
                                                      -----------    --------------

INVESTMENT INCOME
  Dividend distributions received.................    $    157,623   $     330,650

EXPENSES
  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A] .....         439,584         320,322

  Reimbursement for excess expenses [Note 5D].....               0               0
                                                      ------------   -------------

NET EXPENSES......................................         439,584         320,322
                                                      ------------   -------------

NET INVESTMENT INCOME (LOSS) .....................        (281,961)         10,328
                                                      ------------   -------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS..........................
  Capital gains distributions received............       5,052,341       4,897,323
  Realized gain on shares redeemed
   [average cost basis] ..........................         525,215          46,921
  Net change in unrealized gain (loss) on
  investments.....................................      10,743,964       5,112,289
                                                      ------------   -------------

NET GAIN (LOSS) ON INVESTMENTS....................      16,321,520      10,056,533

NET INCREASE (DECREASE) IN NET ASSETS.............

RESULTING FROM OPERATIONS.........................    $ 16,039,559   $  10,066,861
                                                      ============   =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A3

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK.)




                                       A4

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31, 1997, 1996 and 1995


                                                                                       SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 MONEY                                   DIVERSIFIED
                                                                 MARKET                                     BOND
                                               ----------------------------------------  ------------------------------------------
                                                   1997          1996          1995          1997           1996          1995
                                               ----------    -----------   ------------  -----------   -------------  -------------

OPERATIONS
  Net investment income (loss)..............   $  4,433,677  $  4,058,398  $  4,217,643  $  8,177,017  $   6,388,307   $  5,652,448
  Capital gains distributions received......              0             0             0     1,452,476              0        222,002
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................              0             0             0       107,543         19,658         30,407
  Net change in unrealized gain (loss) on
    investments.............................              0             0             0      (702,474)    (2,104,541)    10,042,691
                                               ------------  ------------  ------------  ------------  -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................      4,433,677     4,058,398     4,217,643     9,034,562      4,303,424     15,947,548
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................     (6,936,043)      768,830     8,955,240     3,856,643     10,268,006      9,712,345
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]..................................       (147,721)    1,422,930       161,461      (196,475)      (142,209)       143,151
                                               ------------  ------------  ------------  ------------  -------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          (2,650,087)    6,250,158    13,334,344    12,694,730     14,429,221     25,803,044
                                               ------------  ------------  ------------  ------------  -------------   ------------

NET ASSETS:
  Beginning of year.........................     97,754,363    91,504,205    78,169,861   116,426,677    101,997,456     76,194,412
                                               ------------  ------------  ------------  ------------  -------------   ------------

  End of year...............................   $ 95,104,276  $ 97,754,363  $ 91,504,205  $129,121,407   $116,426,677   $101,997,456
                                               ============  ============  ============  ============  =============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A5

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               FLEXIBLE                                  CONSERVATIVE
                   EQUITY                                      MANAGED                                     BALANCED
-------------------------------------------  ------------------------------------------  ------------------------------------------
    1997            1996           1995           1997           1996          1995           1997           1996           1995
-------------   ------------  -------------  -------------  -------------  ------------  -------------- -------------  ------------

$   19,974,703  $  16,848,341 $   9,985,776  $  29,285,286  $  25,347,934  $ 21,550,235   $  38,402,245  $  29,326,106  $25,291,477
    73,183,544     92,436,486    27,318,049    201,042,079    106,224,518    39,426,921     110,154,176     55,843,548   26,552,510

     7,311,176        755,380        11,957      3,097,268        487,657        56,509       2,680,112        627,498       97,662

   158,043,072     41,805,447   129,700,617    (37,001,732)    (5,082,172)  110,261,394     (36,006,094)    10,273,250   55,648,508
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------


   258,512,495    151,845,654   167,016,399    196,422,901    126,977,937   171,295,059     115,230,439     96,070,402  107,590,157
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------





    55,194,557    116,044,081   130,026,767     15,507,613     57,031,152    86,936,282      (5,484,215)    36,970,919   44,932,925
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------





    (1,730,961)    (2,717,850)     (595,673)      (332,076)    (1,594,508)   (2,895,506)         98,440     (1,143,063)  (3,421,660)
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------


   311,976,091    265,171,885   296,447,493    211,598,438    182,414,581   255,335,835     109,844,664    131,898,258  149,101,422
--------------  ------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------



 1,061,732,578    796,560,693   500,113,200  1,137,587,038    955,172,457   699,836,622     918,503,799    786,605,541  637,504,119
-------------- -------------- -------------  -------------  -------------  ------------   -------------  -------------  -----------

$1,373,708,669 $1,061,732,578  $796,560,693 $1,349,185,476 $1,137,587,038 $ 955,172,457  $1,028,348,463  $ 918,503,799 $786,605,541
============== ============== ============= ============== ============== ============== ==============  ============= ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A6

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31,1997,  1996 and 1995

                                                                                   SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                              ZERO COUPON                                HIGH YIELD
                                                               BOND 2000                                    BOND

                                               ----------------------------------------------------------------------------------
                                                   1997          1996          1995          1997           1996          1995

OPERATIONS

  Net investment income (loss)..............   $ 924,274   $   715,166   $   720,396   $ 7,594,709   $  6,844,609    $ 6,151,112
  Capital gains distributions received......     804,923             0       759,176             0              0              0
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................      46,554        27,409        16,969       311,580         20,787        (58,578)
  Net change in unrealized gain (loss) on
    investments.............................    (497,282)     (556,648)    1,982,145     2,620,272        581,780      3,163,738
                                             -----------   -----------   -----------   -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................   1,278,469       185,927     3,478,686    10,526,561      7,447,176      9,256,272
                                             -----------   -----------   -----------   -----------   ------------    -----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................  (1,405,154)     (613,550)      846,650       374,682      5,326,899      4,374,480
                                             -----------   -----------   -----------   -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8].................................     (63,959)       33,778      (645,588)     (110,168)        52,425       (119,164)
                                             -----------   -----------   -----------   -----------   ------------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (190,644)     (393,845)    3,679,748    10,791,075     12,826,500     13,511,588

NET ASSETS:
  Beginning of year.........................  20,072,530    20,466,375    16,786,627    80,876,861     68,050,361     54,538,773
                                             -----------   -----------   -----------   -----------   ------------    -----------
  End of year............................... $19,881,886   $20,072,530   $20,466,375   $91,667,936   $ 80,876,861   $ 68,050,361
                                             ===========   ===========   ===========   ===========   ============    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A7

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                   STOCK                                        EQUITY                                      NATURAL
                   INDEX                                        INCOME                                     RESOURCES
-------------------------------------------- ------------------------------------------- ------------------------------------------
     1997           1996           1995           1997           1996           1995          1997           1996           1995
-------------  -------------- -------------  -------------  -------------  -------------  ------------  -------------- ------------

$   4,312,113  $   4,179,793  $   3,665,394  $   7,076,399  $  7,350,510   $  6,301,712  $   (321,842)  $    (14,823)  $    515,411
   17,197,911      4,749,836      2,097,393     39,390,070     9,133,917      9,279,251    16,426,552     17,021,108      4,578,307

    6,786,808        263,052        293,916      3,982,449       171,030         46,601     1,240,093        341,761         68,144


  113,415,557     61,075,735     66,716,563     59,248,683    32,816,172     18,945,636   (35,487,893)    13,941,557     14,973,181
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------


  141,712,389     70,268,416     72,773,266    109,697,601    49,471,629     34,573,200   (18,143,090)    31,289,603     20,135,043
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------






   58,525,779     55,125,681     33,935,158     36,671,034    23,125,635     38,554,244     2,933,126     13,900,701      9,214,757
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------





     (910,143)        82,144       (100,558)      (393,762)     (711,051)      (646,585)     (148,013)      (277,180)      (398,931)
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------


  199,328,025    125,476,241    106,607,866    145,974,873    71,886,213     72,480,859   (15,357,977)    44,913,124     28,950,869



  422,844,131    297,367,890    190,760,024    295,054,376   223,168,163    150,687,304   146,011,161    101,098,037     72,147,168
-------------  -------------  -------------  -------------  ------------   ------------  ------------   ------------   ------------

$ 622,172,156  $ 422,844,131  $ 297,367,890  $ 441,029,249  $295,054,376  $ 223,168,163  $130,653,184  $ 146,011,161   $101,098,037
=============  =============  =============  =============  ============  =============  ============  =============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A8

                     FINANCIAL STATEMENTS OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December  31,1997,  1996 and 1995


                                                                                     SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                                                         GOVERNMENT
                                                                 GLOBAL                                    INCOME
                                                -----------------------------------------------------------------------------------
                                                    1997          1996          1995          1997          1996           1995
                                                ------------  ------------ ------------- -------------  ------------  -------------

OPERATIONS

Net investment income (loss)................    $    595,128  $  1,332,143 $     454,049 $   4,189,648  $  4,157,421   $  3,989,499
  Capital gains distributions received......       5,120,114     1,298,584       915,804             0             0              0
  Realized gain (loss) on shares redeemed
   [average cost basis] ....................         309,311        16,670         4,998        44,975        22,685         (8,599)
Net change in unrealized gain (loss) on
  investments...............................        (917,843)    9,125,406     4,212,026     1,925,166    (3,090,993)    7,403,233
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................       5,106,710    11,772,803     5,586,877     6,159,789     1,089,113     11,384,133
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]..................................      17,556,139    24,827,377    16,098,541    (4,821,038)   (1,166,024)       481,705
                                                ------------  ------------ ------------- -------------  ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]..................................        (317,463)     (137,878)   (1,921,654)     (923,259)      788,406       (293,673)
                                                ------------  ------------ ------------- -------------  ------------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS           22,345,386    36,462,302    19,763,764       415,492       711,495     11,572,165

NET ASSETS:
  Beginning of year.........................      86,164,762    49,702,460    29,938,696    73,847,002    73,135,507     61,563,342
                                                ------------  ------------ ------------- -------------  ------------   -----------
  End of year...............................    $108,510,148  $ 86,164,762  $ 49,702,460  $ 74,262,494  $ 73,847,002   $ 73,135,507
                                                ============  ============ ============= =============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                       A9

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                ZERO COUPON                                  PRUDENTIAL*                             SMALL CAPITALIZATION*
                 BOND 2005                                     JENNISON                                      STOCK

-------------------------------------------  ----------------------------------------   ------------------------------------------
     1997           1996           1995           1997           1996           1995          1997           1996           1995
--------------  ------------   -----------   ------------   ------------   ----------   ------------   ------------   ------------

 $  1,167,434   $  1,002,734   $   838,006   $  (281,961)   $   (85,477)   $ (11,994)   $     10,328   $     53,279   $    6,422
      489,749        246,221       425,717     5,052,341              0            0       4,897,323        489,855       47,413

       71,812            290             0        525,215             0            0          46,921         (7,039)           0
      526,125     (1,505,763)    3,328,939     10,743,964     3,012,624      281,405       5,112,289      2,049,209      181,809
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------

    2,255,120       (256,518)    4,592,662     16,039,559     2,927,147      269,411      10,066,861      2,585,304      235,644
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------




   (1,177,300)     1,428,479     2,469,936     34,918,336    30,275,275    7,175,027      37,146,522     20,015,548    5,360,329
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------


     (648,770)       484,066         7,956       (773,643)      385,656      214,343        (151,200)       (22,002)     230,333
-------------   ------------   -----------   -----------    -----------    ---------    ------------   ------------   ----------


      429,050      1,656,027     7,070,554     50,184,252    33,588,078    7,658,781      47,062,183     22,578,850    5,826,306


   22,819,931     21,163,904    14,093,350     41,246,859     7,658,781            0      28,405,156      5,826,306            0
-------------   ------------   -----------   ------------   -----------    ---------    ------------   ------------   ----------


 $ 23,248,981   $ 22,819,931   $21,163,904   $ 91,431,111  $ 41,246,859   $7,658,781    $ 75,467,339   $ 28,405,156  $ 5,826,306
=============   ============   ===========   ============  ============   ==========    ============   ============  ===========



*Commenced Business on 5/1/95.

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16
                                      A10

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

                      For the Year Ended December 31, 1997

NOTE 1:    GENERAL

           The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (PVAL) and Prudential Survivorship Preferred (SVUL) Contracts are invested in the Account.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments  -- The  investments  in  shares of the  Series  Fund are
           -----------
           stated at the net asset value of the respective portfolio.

           Security  Transactions  --  Realized  gains and  losses  on  security
           ----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions  Received -- Dividend  and capital  gain  distributions
           -----------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity of The Prudential  Insurance  Company of America -- Prudential
           -------------------------------------------------------
           maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Prudential. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                      A11

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                                   PORTFOLIOS
                                                 --------------------------------------------------------------------------------
                                                  MONEY         DIVERSIFIED                         FLEXIBLE         CONSERVATIVE
                                                 MARKET            BOND            EQUITY           MANAGED            BALANCED
                                                 --------------------------------------------------------------------------------
            Number of Shares:                      9,510,428       11,695,927       44,150,785       77,995,962        68,623,393
            Net asset value per share:       $      10.00000  $      11.02185  $      31.06909  $      17.28029   $      14.97022
            Cost:                            $    95,104,276  $   127,778,984  $ 1,021,616,812  $ 1,298,687,478   $ 1,012,639,267


                                                                             PORTFOLIOS (CONTINUED)
                                                 --------------------------------------------------------------------------------
                                                  ZERO
                                                 COUPON            HIGH
                                                  BOND             YIELD            STOCK            EQUITY            NATURAL
                                                  2000             BOND             INDEX            INCOME           RESOURCES
                                                 --------------------------------------------------------------------------------

           Number of Shares:                       1,574,685       11,255,154       20,560,943       19,682,485          8,569,396
           Net asset value per share:        $      12.60686  $       8.14453  $      30.21956  $      22.38737    $      15.24426
           Cost:                             $    19,844,960  $    89,660,507  $   361,879,797  $   331,809,980    $   134,552,580


                             PORTFOLIOS (CONTINUED)

                                                                             PORTFOLIOS (CONTINUED)
                                                 --------------------------------------------------------------------------------
                                                                                    ZERO
                                                                                    COUPON                              SMALL
                                                                GOVERNMENT          BOND           PRUDENTIAL       CAPITALIZATION
                                                 GLOBAL           INCOME            2005            JENNISON            STOCK
                                                 --------------------------------------------------------------------------------
           Number of Shares:                       6,054,080        6,442,232        1,842,520        5,155,568          4,737,126
           Net asset value per share:        $      17.92348  $      11.52286  $      12.59597  $      17.73151   $       15.93104
           Cost:                             $    97,511,686  $    72,653,528  $    21,902,064  $    77,378,009   $     68,124,032


NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                                       SUBACCOUNTS
                                                   --------------------------------------------------------------------------------

                                                        MONEY         DIVERSIFIED                        FLEXIBLE     CONSERVATIVE
                                                        MARKET            BOND            EQUITY          MANAGED       BALANCED
                                                   --------------------------------------------------------------------------------

          Contract Owner Units Outstanding (PVAL)  38,909,139.353  37,082,552.171  192,670,577.036 270,135,601.789 218,020,371.531
           Unit Value (PVAL) ......................$      1.58873  $      2.17433  $       4.29156 $       3.07895 $       2.55041
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Equity (PVAL) ...........$   61,816,117  $    0,629,705  $   826,857,342 $   831,734,011 $   556,041,336
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding

             (PVAL $100,000+ face) ................18,458,545.137  22,697,498.739  129,893,269.042 171,984,362.751 189,705,796.235
           Unit Value (PVAL $100,000+ face) .......$      1.54794  $      2.11769  $       4.18060  $      2.99911 $       2.48409
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$   28,572,720  $   48,066,266   $  543,031,800   $ 515,800,022  $  471,246,271
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL)  2,648,352.917     380,114.649    2,579,924.823   1,234,178.929     836,953.765
           Unit Value (SVUL) ......................$      1.08769  $      1.11923   $      1.48048   $     1.33809  $      1.26752
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........$    2,880,587  $      425,436   $    3,819,527   $   1,651,443  $    1,060,856
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY ............$   93,269,424  $  129,121,407   $1,373,708,669  $1,349,185,476  $1,028,348,463
                                                   ==============  ==============  =============== =============== ===============

                                      A12

                                                                                 SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                     ZERO COUPON       HIGH YIELD         STOCK           EQUITY         NATURAL
                                                      BOND 2000           BOND            INDEX           INCOME       RESOURCES
                                                   --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (PVAL)  4,902,895.739  23,131,451.862  87,096,741.492   71,391,113.621  29,254,820.358
           Unit Value (PVAL) ......................$      2.42567  $      2.37943  $      4.41436  $       4.17583 $       2.65343
           Contract Owner Equity (PVAL) ...........$   11,892,807  $   55,039,671  $  384,476,371  $   298,117,154 $    77,625,618
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding
             (PVAL $100,000+ face) ................ 3,381,649.249  15,535,412.038  54,360,075.140   34,647,590.548  20,416,285.555
           Unit Value (PVAL $100,000+ face) .......$      2.36248  $      2.31834   $     4.29923   $      4.06648  $      2.58476
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$    7,989,079  $   36,016,367   $ 233,706,466   $  140,893,734  $   52,771,198
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL)            N/A     448,976.859   2,430,022.226    1,208,375.161     228,815.978
           Unit Value (SVUL) ......................           N/A  $      1.23162   $     1.64168   $      1.67031  $      1.12041
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........           N/A  $      552,969   $   3,989,319   $    2,018,361  $      256,368
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY.............$   19,881,886  $   91,609,007   $ 622,172,156   $  441,029,249  $  130,653,184
                                                   ==============  ==============  =============== =============== ===============


                                                                                 SUBACCOUNTS (CONTINUED)
                                                   --------------------------------------------------------------------------------
                                                                                                                         SMALL
                                                                       GOVERNMENT      ZERO COUPON      PRUDENTIAL   CAPITALIZATION
                                                        GLOBAL           INCOME         BOND 2005        JENNISON        STOCK
                                                   --------------------------------------------------------------------------------

           Contract Owner Units Outstanding (PVAL) 58,222,623.069  22,634,456.126    6,604,392.337  36,483,251.911  32,100,899.144
           Unit Value (PVAL) ......................$      1.41253  $      1.98095  $       2.36875 $       1.86119 $       1.76965
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Equity (PVAL) ...........$   82,241,202  $   44,837,726  $    15,644,155  $   67,902,264 $    56,807,356
                                                   --------------  --------------  --------------- --------------- ---------------
           Contract Owner Units Outstanding
             (PVAL $100,000+ face) ................17,548,821.325  15,184,004.662    3,286,885.939  12,109,526.233   8,017,148.351
           Unit Value (PVAL $100,000+ face) .......$      1.39734  $      1.93037  $       2.30834  $      1.84650 $       1.75544
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (PVAL
             $100,000+ face) ......................$   24,521,670  $   29,310,747  $     7,587,250  $   22,360,240 $    14,073,623
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Units Outstanding (SVUL). 1,346,309.879     102,952.236       15,939.847     726,406.872   2,848,385.082
           Unit Value (SVUL) ......................$      1.25444  $      1.10751  $       1.10267  $      1.60875 $       1.54601
                                                   --------------  --------------  --------------- --------------- ---------------

           Contract Owner Equity (SVUL) ...........$    1,688,865  $      114,021  $        17,576  $    1,168,607 $     4,403,632
                                                   --------------  --------------  --------------- --------------- ---------------

           TOTAL CONTRACT OWNER EQUITY.............$  108,451,737  $   74,262,494  $    23,248,981  $   91,431,111 $    75,284,611
                                                   ==============  ==============  =============== =============== ===============


NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk and Expense Risk Charges

               The  mortality  risk and  expense  risk  charges at an  effective annual rate of 0.90% is applied daily against the net assets representing equity of PVAL Contract owners held in each subaccount. For Contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For Contract owners investing in SVUL the annual rate is 0.90%.

               Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Prudential was $18,767,367 for PVAL Contracts, $18,002,915 for PVAL Contracts with face amounts of $100,000 or more and $109,088 for SVUL Contracts.

           B.  Deferred Sales Charge

               Subsequent to Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance Contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Prudential was $8,918,133.

           C.  Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. For 1997, the amount of these charges paid to Prudential was $3,718,341.


                                      A13

           D.  Expense Reimbursement

               PVAL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios. For 1997, the amount of these reimbursements totaled $126,331.

               SVUL Contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios. For 1997, the amount of these reimbursements totaled $39.

           E.  Cost of Insurance Charges

               Contract owners contributions to the Account are subject to the following charges: transaction costs, premium taxes, sales charges, monthly administration charges, and death benefit risk charges prior to the investment in the Account. During 1997,
               Prudential received a total of $18,592,697, $37,395,717, $97,887,744, $63,196,365 and $13,745,360, respectively, for these charges.

NOTE 6:    TAXES

           Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent Contract owner activity components for the year ended December 31, 1997:

                                                                                   SUBACCOUNTS
                                                  ------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                  ------------------------------------------------------------------------------

       Contract Owner Net Payments ...............$  43,029,352   $  27,918,752   $ 293,586,658   $ 230,098,301   $ 193,920,159
       Policy Loans ..............................$  (2,616,136)  $  (2,676,866)  $ (36,815,052)  $ (29,768,329)  $ (21,017,180)
       Policy Loan Repayments and Interest .......$   1,685,370   $   1,259,455   $  15,156,086   $  13,061,811   $  10,130,000
       Surrenders, Withdrawals, and Death         $ (11,469,314)  $  (7,179,534)  $ (79,836,234)  $ (69,955,243)  $ (68,407,322)
       Benefits....................................
       Net Transfers From (To) Other
         Subaccounts or Fixed Rate Options .......$ (27,263,357)  $  (3,556,460)  $     281,061   $ (12,348,231)  $ (19,240,097)
       Administrative and Other Charges ..........$ (10,301,958)  $ (11,908,704)  $(137,177,962)  $(115,580,696)  $(100,869,775)



                                                                            SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                       ZERO            HIGH
                                                    COUPON BOND        YIELD           STOCK          EQUITY          NATURAL
                                                       2000            BOND            INDEX          INCOME         RESOURCES
                                                  ------------------------------------------------------------------------------
      Contract Owner Net Payments ...............$    4,066,622  $   19,451,504  $  126,688,004  $   79,016,436  $   35,927,519
      Policy Loans ..............................$     (515,179) $   (2,378,667) $  (15,814,797) $   (9,558,454) $   (4,989,959)
      Policy Loan Repayments and Interest .......$      224,553  $    1,433,405  $    5,919,148  $    3,893,428  $    2,524,073
      Surrenders, Withdrawals, and Death         $   (1,236,692) $   (6,747,487) $  (32,499,126) $  (21,564,128) $  (10,791,367)
      Benefits ...................................
      Net Transfers From (To) Other Subaccounts
        or Fixed Rate Options ...................$   (1,986,651) $   (2,355,030) $   30,361,425  $   21,482,832  $   (3,663,884)
      Administrative and Other Charges ..........$   (1,957,807) $   (9,029,043) $  (56,128,875) $  (36,599,080) $  (16,073,256)

                                      A14

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ---------------------------------------------------------------------------------
                                                                                       ZERO
                                                                                       COUPON
                                                                    GOVERNMENT         BOND          PRUDENTIAL         SMALL
                                                      GLOBAL          INCOME           2005           JENNISON      CAPITALIZATION
                                                 ----------------------------------------------------------------------------------
       Contract Owner Net Payments ............. $    34,211,689  $  15,732,416  $   5,574,118  $   34,294,641   $   24,433,471
       Policy Loans ............................ $    (2,628,076) $  (1,668,544) $    (467,791) $   (1,732,453)  $   (1,222,173)
       Policy Loan Repayments and Interest ..... $     1,262,980  $     767,258  $     216,018  $      744,576   $      675,140
       Surrenders, Withdrawals, and Death        $    (7,075,480) $  (5,308,280) $  (1,546,854) $   (3,227,110)  $   (2,326,066)
       Benefits ................................
       Net Transfers From (To) Other
          Subaccounts or Fixed Rate Options .... $     4,870,997 $   (6,634,816) $  (2,416,503) $   16,630,147   $   23,570,817
       Administrative and Other Charges ........ $   (13,085,971)$   (7,709,072) $  (2,536,288) $  (11,791,465)  $   (7,984,667)


NOTE 8:    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

           The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Prudential to
           (from) the Account.

NOTE 9:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts) for the year ended December 31, 1997 were as follows:

                                                                                      SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                  MONEY          DIVERSIFIED                           FLEXIBLE        CONSERVATIVE
                                                  MARKET             BOND             EQUITY           MANAGED           BALANCED
                                              -------------------------------------------------------------------------------------
         Contract Owner Contributions:      65,667,687.360    16,213,787.198    92,473,729.304    93,973,163.620    93,048,912.698
         Contract Owner Redemptions:       (69,425,851.286)  (14,250,810.327)  (76,628,697.286)  (87,813,518.888)  (94,880,956.345)


                                                                             SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                             ZERO COUPON        HIGH YIELD          STOCK             EQUITY           NATURAL
                                              BOND 2000            BOND             INDEX             INCOME          RESOURCES
                                             ------------------------------------------------------------------------------------
         Contract Owner Contributions:        1,934,757.028   17,186,033.239    50,408,149.325    34,569,865.840    18,586,440.230
         Contract Owner Redemptions:         (2,549,331.504) (16,878,089.505)  (34,222,528.100)  (24,004,754.496)  (17,455,642.827)


                                                                             SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                                                                        SMALL
                                                                GOVERNMENT       ZERO COUPON        PRUDENTIAL      CAPITALIZATION
                                                GLOBAL            INCOME          BOND 2005          JENNISON           STOCK
                                             ------------------------------------------------------------------------------------
         Contract Owner Contributions:      37,198,996.863    10,260,444.855     2,986,424.105    36,782,725.213    38,237,386.459
         Contract Owner Redemptions:       (24,567,570.689)  (12,866,478.243)   (3,539,701.289)  (16,099,947.069)  (15,077,041.863)

                                      A15

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                                               PORTFOLIOS
                                             ------------------------------------------------------------------------------------
                                                     MONEY         DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND           EQUITY          MANAGED         BALANCED
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $   26,486,000   $    6,759,000   $ 69,128,000   $   24,560,000   $  10,479,000
           Sales.............................   $  (34,231,000)  $   (4,176,000)  $(26,544,000)  $  (19,748,000)  $ (24,116,000)


                                                                          PORTFOLIOS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                  ZERO COUPON      HIGH YIELD         STOCK          EQUITY          NATURAL
                                                   BOND 2000          BOND            INDEX          INCOME         RESOURCES
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $      315,000   $   11,827,000   $ 60,645,000   $   37,969,000   $   8,642,000
           Sales.............................   $   (1,902,000)  $  (12,181,000)  $ (7,649,000)  $   (4,614,000)  $  (6,955,000)


                                                                          PORTFOLIOS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                                                                      SMALL
                                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL     CAPITALIZATION
                                                    GLOBAL           INCOME         BOND 2005       JENNISON          STOCK
                                             ------------------------------------------------------------------------------------
           For the year ended December 31,
           1997
           Purchases.........................   $   18,498,000   $      648,000   $    289,000   $   36,454,000   $  38,232,000
           Sales.............................   $   (1,946,000)  $   (6,937,000)  $ (2,235,000)  $   (2,764,000)  $  (1,557,000)


NOTE 11: RELATED PARTY TRANSACTIONS

           The Prudential has purchased multiple VAL Contracts insuring the lives of certain employees. The Prudential is the owner and beneficiary of the Contracts. There were no net premium payments for the year ended December 31, 1997. Equity of Contract owners in the Flexible Managed subaccount at December 31, 1997 includes approximately $242.1 million owned by the Prudential.


                                      A16

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison and Small Capitalization Stock) of the Prudential Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                      A17

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
The Prudential Variable Appreciable
Account and the Board of Directors
of the Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, Zero Coupon Bond 2000, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Zero Coupon Bond 2005, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting The Prudential Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996


                                      A18

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

CUSTOM VAL(sm)

LIFE

INSURANCE



[LOGO] PRUDENTIAL



       The Prudential Insurance Company of America
       751 Broad Street, Newark, NJ 07102-3777
       Telephone: (800) 437-4016

       PCVAL-1 Ed. 5/98 CAT# 646677J

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America represents that the fees and charges deducted under the Custom VAL Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 for Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 99 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1. Deloitte & Touche LLP, independent auditors.
     2. Price Waterhouse LLP, independent accountants.
     3.  Clifford E. Kirsch, Esq.

     4.  Pamela A. Schiz, FSA, MAAA.


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 4)

               (2)  Not Applicable.
               (3)  Distributing Contracts:

                    (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 2)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 9)
                    (c)  Schedules of Sales Commissions. (Note 9)

               (4)  Not Applicable.
               (5) Custom VAL (previously named Adjustable Premium VAL) life insurance contracts: (Note 2) (a) With fixed death benefit for use in New Jersey and domicile approval states. (b) With variable death benefit for use in New Jersey and domicile approval states. (c) With fixed death benefit for use in non-domicile approval states. (d) With variable death benefit for use in non-domicile approval states.

               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended November 14, 1995. (Note 5)
                    (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 6)

               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.

              (10)  (a)  Application Form for Custom VAL (previously named
                         Adjustable Premium VAL) life insurance contract.
                         (Note 9)
                    (b) Supplement to the Application for Custom VAL (previously named Adjustable Premium VAL) life insurance contract. (Note 9)
               (11) Form of Notice of Withdrawal Right. (Note 9)
               (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 9)

               (13) Available Contract Riders and Endorsements:

                    (a)   Rider for Insured's Waiver of Premium Benefit.
                          (Note 2)
                    (b)   Rider for Applicant's Waiver of Premium Benefit.
                          (Note 2)
                    (c)   Rider for Insured's Accidental Death Benefit. (Note 2)
                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 2)
                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 3)
                    (f)   Rider for Interim Term Insurance Benefit. (Note 2)
                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 2)
                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 3)
                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 2)
                    (j) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 2)
                    (k) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 2)
                    (l)   Endorsement defining Insured Spouse. (Note 2)
                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 2)
                    (n)   Rider modifying Waiver of Premium Benefit. (Note 2)
                    (o)   Rider to terminate a Supplementary Benefit. (Note 2)
                    (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 2)
                    (q)   Rider to provide for exclusion of Aviation Risk.
                          (Note 2)
                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 2)
                    (s)   Rider to provide for exclusion for War Risk. (Note 2)
                    (t)   Rider to provide for Reduced Paid-up Insurance.
                          (Note 2)
                    (u)   Rider providing for Option to Exchange Policy.
                          (Note 2)
                    (v) Endorsement defining Ownership and Control of the Contract. (Note 2)
                    (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 2)
                    (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 2)
                    (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 2)
                    (z)   Home Office Endorsement. (Note 2)
                    (aa) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 2)
                    (bb) Endorsement showing Basis of Computation for Smoker Contracts. (Note 2)
                    (cc)  Rider for Term Insurance Benefit on Life of Insured
                          --Decreasing Amount After Three Years. (Note 2)
                    (dd)  Rider for Renewable Term Insurance Benefit on Life of
                          Insured. (Note 2)
                    (ee) Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 2)
                    (ff)  Living Needs Benefit Rider
                            (i)  for use in Florida. (Note 2)
                           (ii) for use in all approved jurisdictions except Florida and New York. (Note 2)
                          (iii)  for use in New York. (Note 2)
                    (gg)  Endorsement altering the Assignment provision.
                          (Note 8)


     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney. (Note 7)

    27.   Financial Data Schedule  (Note 1)

(Note 1)   Filed herewith.

(Note 2)   Incorporated by reference to Post-Effective Amendment No. 19 to
           Form S-6, Registration No. 33- 20000, filed April 28, 1997, on behalf of The Prudential Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 18 to Form S-6, Registration No. 33- 20000, filed December 26 1996, on behalf of The Prudential Variable Appreciable Account.

(Note 4)   Incorporated by reference to Post-Effective Amendment No. 15 to
           Form S-6, Registration No. 33- 20000, filed May 1, 1995, on behalf of The Prudential Variable Appreciable Account.

(Note 5)   Incorporated by reference to Post-Effective Amendment No. 9 to
           Form S-1, Registration No. 33- 20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 6)   Incorporated by reference to Post-Effective Amendment No. 12 to
           Form N-4, Registration No. 33- 25434, filed April 30, 1997, on behalf of The Prudential Individual Variable Contract Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33- 20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-6, Registration No. 33- 20000, filed February 15, 1995 on behalf of The Prudential Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed April 29, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.


(Seal)

                   THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)


Attest: /s/ THOMAS C. CASTANO             By: /s/ ESTHER H. MILNES
        -----------------------------         ---------------------------------
            Thomas C. Castano                     Esther H. Milnes
            Assistant Secretary                   Vice President and Actuary



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.


         SIGNATURE AND TITLE
         -------------------


/s/ *
-----------------------------------
Arthur C. Ryan
Chairman of the Board, President
and Chief Executive Officer


/s/ *
-----------------------------------
Martin A. Berkowitz
Senior Vice President and
Comptroller


/s/ *                                       *By: /s/ THOMAS C. CASTANO
-----------------------------------              -------------------------------
Richard J. Carbone                                   Thomas C. Castano
Chief Financial Officer                              (Attorney-in-Fact)


/s/ *
-----------------------------------
Franklin E. Agnew
Director


/s/ *
-----------------------------------
Frederic K. Becker
Director


/s/*
-----------------------------------
James G. Cullen
Director


/s/ *
-----------------------------------
Carolyne K. Davis
Director


/s/ *
-----------------------------------
Roger A. Enrico
Director


/s/ *
-----------------------------------
Allan D. Gilmour
Director

/s/ *
-----------------------------------
William H. Gray, III
Director


/s/ *
-----------------------------------
Jon F. Hanson
Director


/s/ *
-----------------------------------
Glen H. Hiner, Jr.
Director


/s/ *
-----------------------------------
Constance J. Horner
Director


/s/ *                                        *By: /s/ THOMAS C. CASTANO
-----------------------------------          -----------------------------------
Gaynor N. Kelley                                      Thomas C. Castano
Director                                              (Attorney-in-Fact)


/s/ *
-----------------------------------
Burton G. Malkiel
Director


/s/ *
-----------------------------------
Ida F.S. Schmertz
Director

/s/*
-----------------------------------
Charles R. Sitter
Director

/s/*
-----------------------------------
Donald L. Staheli
Director

/s/ *
-----------------------------------
Richard M. Thomson
Director

/s/ *
-----------------------------------
James A. Unruh
Director

/s/ *
-----------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
-----------------------------------
Stanley C. Van Ness
Director

/s/ *
-----------------------------------
Paul A. Volcker
Director

/s/ *
-----------------------------------
Joseph H. Williams
Director

                                  EXHIBIT INDEX


     Consent of Deloitte & Touche LLP, independent auditors.          Page II-8

     Consent of Price Waterhouse LLP, independent accountants.        Page II-9

 3.  Opinion and Consent of Clifford E. Kirsch, Esq., as to the
     legality of the securities being registered.                     Page II-10

 6.  Opinion and Consent of Pam A. Schiz, FSA, MAAA, as to
     actuarial matters pertaining to the securities being
     registered.                                                      Page II-11

27.  Financial Data Schedule.                                         Page II-12

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 15 to Registration Statement No. 33-25372 on Form S-6 of The Prudential Variable Appreciable Account of The Prudential Insurance Company of America (a) of our report dated February 15, 1996, relating to the financial statements of The Prudential Variable Appreciable Account, and (b) of our report dated June 4, 1997 relating to the consolidated financial statements of The Prudential Insurance Company of America and subsidiaries appearing in the Prospectus, which is part of such Registration Statement, and (c) to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
Parsippany, New Jersey
April 24, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 15 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 20, 1998, relating to the financial statements of the Prudential Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 5, 1998, relating to the consolidated financial statements of The Prudential Insurance Company of America, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



/s/ PRICE WATERHOUSE LLP

New York, New York
April 24, 1998